THE MUNDER FUNDS

Munder Balanced Fund	Munder Micro-Cap Equity Fund
Munder Bond Fund	Munder MidCap Select Fund
Munder Cash Investment Fund	Munder Multi-Season Growth Fund®
Munder Emerging Markets Fund	Munder NetNet Fund®
Munder Future Technology Fund®	Munder Power Plus Fund®
Munder Healthcare Fund	Munder Real Estate Equity Investment Fund
Munder Index 500 Fund	Munder Small-Cap Value Fund
Munder Intermediate Bond Fund	Munder Small Company Growth Fund
Munder International Bond Fund	Munder Tax-Free Bond Fund
Munder International Equity Fund	Munder Tax-Free Money Market Fund
Munder International Growth Fund	Munder Tax-Free Short & Intermediate Bond Fund
Munder Large-Cap Value Fund	Munder U.S. Government Income Fund
Munder Michigan Tax-Free Bond Fund

(collectively, the “Funds”)

STATEMENT OF ADDITIONAL INFORMATION

Dated October 31, 2004

This Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above (“Funds”). The investment advisor for the Funds is Munder Capital Management. This SAI is not a prospectus, and should be read only in conjunction with the relevant prospectus for the Funds (each a “Prospectus”). The Prospectuses for all of the Funds are dated October 31, 2004. The financial statements for the Funds including the notes thereto, dated June 30, 2004, are incorporated by reference into this SAI from the annual reports of the Funds. A copy of the Prospectuses and annual and semi-annual reports may be obtained free of charge through Funds Distributor, Inc. (“Distributor”), or by calling the Funds at (800) 438-5789.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAIANNUAL-1004

No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION

The following investment companies and their portfolios are described in this SAI:

Munder Series Trust (“MST”)

Munder Balanced Fund (“Balanced Fund”)

Munder Bond Fund (“Bond Fund”)

Munder Cash Investment Fund (“Cash Investment Fund”)

Munder Emerging Markets Fund (“Emerging Market Fund”)

Munder Future Technology Fund (“Future Technology Fund”)

Munder Index 500 Fund (“Index 500 Fund”)

Munder Intermediate Bond Fund (“Intermediate Bond Fund”)

Munder International Bond Fund (“International Bond Fund”)

Munder International Equity Fund (“International Equity Fund”)

Munder International Growth Fund (“International Growth Fund”)

Munder Large-Cap Value Fund (“Large-Cap Value Fund”)

Munder Michigan Tax-Free Bond Fund (“Michigan Tax-Free Bond Fund”)

Munder Micro-Cap Equity Fund (“Micro-Cap Equity Fund”)

Munder MidCap Select Fund (“MidCap Select Fund”)

Munder Multi-Season Growth Fund (“Multi-Season Growth Fund”)

Munder NetNet Fund (“NetNet Fund”)

Munder Power Plus Fund (“Power Plus Fund”)

Munder Real Estate Equity Investment Fund (“Real Estate Equity Investment Fund”)

Munder Small-Cap Value Fund (“Small-Cap Value Fund”)

Munder Small Company Growth Fund (“Small Company Growth Fund”)

Munder Tax-Free Bond Fund (“Tax-Free Bond Fund”)

Munder Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)

Munder	Tax-Free Short & Intermediate Bond Fund (“Tax-Free Short & Intermediate Bond Fund”)

Munder U.S. Government Income Fund (“U.S. Government Income Fund”)

The Munder Framlington Funds Trust (“MFFT”)

Munder Healthcare Fund (“Healthcare Fund”)

MST and MFFT are each open-end management investment companies that make up The Munder Funds family of mutual funds. MST was organized as a Delaware statutory trust on January 31, 2003. MFFT was organized as a Massachusetts business trust on October 30, 1996. Each of the Funds is a diversified mutual fund, except the Future Technology Fund and the International Bond Fund. Prior to June 13, 2003, each of the Funds of MST were series of The Munder Funds, Inc. (“MFI”), MFFT or The Munder Funds Trust (“MFT”). On June 13, 2003, each of the portfolios of MFI (except Future Technology Fund, Micro-Cap Equity Fund, NetNet Fund and Power Plus Fund), each of the portfolios of MFT and each of the portfolios of MFFT (except Healthcare Fund) were reorganized as separate series of MST. On April 30, 2003 and May 15, 2003, each of the portfolios of St. Clair Funds, Inc. (“St. Clair”) were also reorganized as separate series of MST and are offered in separate prospectuses and SAIs. On October 30, 2003, the Future Technology Fund, Micro-Cap Equity Fund, NetNet Fund and Power Plus Fund, the remaining portfolios of MFI, were reorganized as separate series of MST. The portfolios of St. Clair, MFI, MFT and MFFT that were reorganized into series of MST are referred to in this SAI together as the “Predecessor Funds.”

The following is the listing of all name changes for the Funds: MidCap Select Fund (formerly known as Growth Opportunities Fund); Large-Cap Value Fund (formerly known as the Equity Income

Fund, formerly known as Growth & Income Fund, formerly known as Income Stock Fund); Cash Investment Fund (formerly known as Money Market Fund); Small Company Growth Fund (formerly known as Small Company Growth Stock Fund); Index 500 Fund (formerly known as Indexed Stock Fund); International Equity Fund (formerly known as International Stock Fund); U.S. Government Income Fund (formerly known as Income Bond Fund); Tax-Free Short & Intermediate Bond Fund (formerly known as Tax-Free Short-Intermediate Bond Fund, formerly known as Tax-Free Intermediate Bond Fund); Michigan Tax-Free Bond Fund (formerly known as Michigan Triple Tax-Free Bond Fund); Emerging Markets Fund (formerly known as Framlington Emerging Markets Fund; Healthcare Fund (formerly known as Framlington Healthcare Fund); and International Growth Fund (formerly known as Framlington International Growth Fund). The Tax-Free Short & Intermediate Bond Fund originally commenced operations on February 9, 1987 under the name St. Clair Tax-Free Intermediate Bond Fund as a separate portfolio of the St. Clair Tax-Free Fund, Inc. On November 20, 1992, the St. Clair Tax-Free Intermediate Bond Fund was reorganized as the Ambassador Tax-Free Intermediate Bond Fund.

As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management (“Advisor” or “MCM”), a Delaware general partnership. The principal partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. (“WAM”) and WAM Holdings II, Inc. (“WAM II”). WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated (“Comerica”) which owns or controls approximately 95% (86% on a fully diluted basis) of the partnership interests in the Advisor.

Framlington Overseas Investment Management Limited (“Sub-Advisor”) serves as sub-advisor for the Emerging Markets, Healthcare, and International Growth Funds (“Sub-Advised Funds”). The Sub-Advisor is a subsidiary of Framlington Group Limited, incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly-owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by HSBC plc, a banking and financial services organization based in the United Kingdom.

Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

FUND INVESTMENTS

The following supplements the information contained in each Prospectus concerning the investment objectives and policies of each of the Funds. Each Fund’s investment objective or goal is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund’s outstanding shares. The Tax-Free Bond Fund, the Tax-Free Short & Intermediate Bond Fund and the Tax-Free Money Market Fund each have a fundamental policy to invest, under normal circumstances, at least 80% of its respective assets in securities, the interest from which is exempt from regular Federal income tax. The Michigan Tax-Free Bond Fund has a fundamental policy to invest at least 80% of its assets in securities, the interest from which is exempt from Federal income tax and Michigan state income tax. All other investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Boards of Trustees (“Board”) without the authorization of the Fund’s shareholders. Certain investment strategies for Funds whose name implies a specific type of investment may not be changed without 60 days’ prior notice to shareholders. There can be no assurance that any Fund will achieve its objective or goal.

A description of the applicable credit ratings is set forth in Appendix A to this SAI.

For purposes of this SAI, the Emerging Markets Fund, Future Technology Fund, Healthcare Fund, Index 500 Fund, International Equity Fund, International Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, MidCap Select Fund, Multi-Season Growth Fund, NetNet Fund, Power Plus Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund and Small Company Growth Fund are referred to as the “Equity Funds”; the Bond Fund, Intermediate Bond Fund and U.S. Government Income Fund are referred to as the “Bond Funds”; the Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short & Intermediate Bond Fund are referred to as the “Tax-Free Bond Funds”; and Cash Investment Fund and Tax-Free Money Market Fund are referred to as the “Money Market Funds.” In addition, any references to investment limitations or permissible investments for the Bond Funds or the Equity Funds will also apply to the Balanced Fund.

Asset-Backed Securities. The Bond Funds, the International Bond Fund, and the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments that, in the case of mortgages, have maximum maturities of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Bank Obligations. Each of the Funds may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund (other than the Money Market Funds) in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund’s total assets at the time of investment.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although a Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor or the Sub-Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Borrowing. Each Fund is authorized to borrow money in amounts up to 5% of the value of its assets at the time of such borrowings for temporary purposes, and may borrow up to 33 1/3 % of its assets to meet redemption requests. Borrowing may be unsecured. The Investment Company Act of 1940, as amended (“1940 Act”), requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

Commercial Paper. Each Fund (other than a Money Market Fund) may invest in commercial paper (i.e., short term promissory notes issued by corporations) of issuers rated, at the time of purchase, in one of the two highest rating categories by at least one nationally-recognized statistical rating organization (“NRSRO”), such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P®”) or Fitch Ratings, Inc. (“Fitch”). Investments by each of the Money Market Funds will consist of issuers rated, at the time, in one of the two highest rating categories by an NRSRO if rated by only one NRSRO, or by two NRSROs if rated by more than one NRSRO. In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Advisor or the Sub-Advisor, as the case may be, at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.

Depositary Receipts and New York Registered Shares. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. Generally, investors may pay a fee to convert depositary receipts to the home-market shares.

To the extent a Fund may invest in foreign securities (see below), it may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or New York Registered Shares (“NYRs”). ADRs are traded in U.S. dollars on U.S. exchanges or over-the-counter, are typically issued by a U.S. bank or trust company, and evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. Investments in these types of securities involve similar risks to investments in foreign securities. The Funds may also invest in Holding Company Depositary Receipts (“HOLDRs”), which trade on the American Stock Exchange, and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks.

Generally, foreign security depositary receipts in registered form are designed for use in the U.S. securities market and foreign security depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which each of the Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of each of the Fund’s investment policies, a Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities.

Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company’s capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. Like depositary receipts, however, investors may pay a fee to convert to the home-market shares.

Exchange Traded Funds (“ETFs”). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also the description of Investment Company Securities).

Foreign Securities. Each Equity Fund (except the Power Plus Fund, the Real Estate Equity Investment Fund, the International Equity Fund, the International Growth Fund, the Emerging Markets Fund and the Healthcare Fund), each Bond Fund, the Balanced Fund and the Cash Investment Fund may invest up to 25% of its assets in foreign securities. The Real Estate Equity Investment Fund may not invest in foreign securities. Each Tax-Free Bond Fund may invest up to 10% of its assets in foreign securities. Under normal circumstances, the International Equity Fund, the International Bond Fund and the International Growth Fund will each invest at least 80% of its assets in securities of issuers located in at least three countries other than the United States. Under normal circumstances, the Emerging Markets Fund will invest at least 80% of its assets in securities of issuers located in emerging market countries (as defined in the Prospectus). There is no limit on the Healthcare Fund’s or the Power Plus Fund’s investments in foreign securities. The foreign securities in which each of the Future Technology Fund and the Multi-Season Growth Fund will generally invest are depositary receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

The International Bond Fund will primarily invest in foreign debt obligations denominated in foreign currencies, which are issued by foreign governments and government agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (as defined below); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the International Bond Fund’s policy to invest at least 80% of its assets in the securities of issuers in at least three foreign countries, the securities described in this paragraph are considered securities of an issuer in a foreign country.

Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened in emerging market countries and Eastern European countries.

Investments in companies in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, in some cases, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

Investments in emerging market countries may involve risks of nationalization, expropriation and confiscatory taxation. The governments of a number of emerging market countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in most emerging market countries. Finally, even though certain emerging market currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

In connection with the purchase or sale of securities denominated in foreign currencies, each of the Advisor and the Sub-Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Each of the Advisor and the Sub-Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund’s investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, each of the Equity Funds (excluding the Real Estate Equity Investment Fund), the Balanced Fund, the Bond Funds and the International Bond Fund is authorized, but is not required, to enter into forward foreign currency exchange contracts (“forward currency contracts”) and spot currency contracts (“spot contracts”). Spot contracts involve the purchase of foreign currency at the current rate, typically in an effort to facilitate transactions in foreign securities. Forward currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Neither forward currency contracts nor spot contracts eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time or purchase currency at a particular point in time.

When the Advisor or the Sub-Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may, but is not obligated to, enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

At the maturity of a forward currency contract to sell a currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Cash or liquid securities equal to the amount of a Fund’s assets that could be required to consummate forward currency contracts will be segregated on the records of the Fund’s custodian except to the extent the contracts are otherwise “covered.” For the purpose of determining the adequacy of the segregated securities, the segregated securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be segregated daily so that the value of the segregated securities will equal the amount of such commitments by the Fund. A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.

Futures Contracts and Related Options. The Equity Funds, the Balanced Fund, the Bond Funds, the International Bond Fund and the Tax-Free Bond Funds may purchase and sell futures contracts on interest-bearing securities or securities indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

Guaranteed Investment Contracts. The Bond Funds, the International Bond Fund and the Cash Investment Fund may make limited investments in guaranteed investment contracts (“GICs”) issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund on a monthly basis with interest that is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. A Fund will only purchase GICs from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the Fund’s limitation on illiquid investments.

Illiquid Securities. Each of the Equity Funds, the Balanced Fund, the Bond Funds, the International Bond Fund and the Tax-Free Bond Funds may invest up to 15%, and each of the Money Market Funds may invest up to 10%, of the value of its net assets (determined at time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”). This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”)and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”).

Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. The Advisor or the Sub-Advisor, as the case may be, will determine the liquidity of such investments pursuant to guidelines established by the Board. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Interest Rate Swap Transactions. Each of the Bond Funds and the International Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by a Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Funds will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as “counterparties.” Certain Federal income tax requirements may, however, limit the Funds’ ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the Funds will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

Each of the Funds’ obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Each of the Funds’ obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Accrued but unpaid net amounts owed to a swap counterparty will be covered by designating cash, U.S. Government securities or other high-grade liquid securities on the books of the Fund’s custodian, to avoid any potential leveraging of a Fund’s portfolio.

The Funds will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one NRSRO or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Funds will have contractual remedies pursuant to the agreements related to the transactions.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each of the Funds would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Investment Company Securities. Each of the Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Except as described in the following paragraph, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement.

For hedging or other purposes, each of the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds (“ETFs”) are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares. Pursuant to an order issued by the SEC to the iShares Trust, et. al. (“SEC Order”), and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC Order, as it may be amended, and any other applicable investment limitations.

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33  1/3% of its total assets (25% in the case of the Future Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, NetNet Fund and Power Plus Fund) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to call a loan and have the securities on loan returned at any time. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Advisor will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board has appointed a securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Board reviews and approves this list annually. The Funds will only enter into loan arrangements with borrowers on the approved list.

Lower-Rated Debt Securities. Each of the Funds (other than the Money Market Funds and Index 500 Fund) may invest not more than 5% of its total assets in debt securities that are rated below investment grade by S&P, Moody’s or Fitch, or in comparable unrated securities. The Money Market Funds and the Index 500 Fund may not invest in such securities. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund’s portfolio, with a commensurate effect on the value of each of the Fund’s shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.

Mortgage-Backed Securities. The Bond Funds, the International Bond Fund and the Money Market Funds may purchase mortgage-backed securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.

Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or

“PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The average life of mortgage-backed securities varies with the maturities of the underlying instruments which in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in the periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a mortgage-backed security’s total return may be difficult to predict precisely. When a Fund purchases mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

Municipal Obligations. Each of the Tax-Free Bond Funds and the Tax-Free Money Market Fund invests, under normal circumstances, at least 80% of its assets in securities, the interest from which is exempt from regular Federal income tax, and, in the case of the Michigan Tax-Free Bond Fund, exempt from Michigan state income tax.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax and/or Michigan state income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor’s Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Funds cannot predict what legislation, if any, may be proposed in Congress or in the Michigan state legislature in the future as regards the Federal or state income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations for investment by the Tax-Free Bond Funds and the Tax-Free Money Market Fund and the liquidity and value of such Funds. In such an event, the Board would reevaluate the Fund’s investment objective and policies and consider changes in its structure or possible dissolution.

The Cash Investment Fund may, when deemed appropriate by the Advisor in light of the Fund’s investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Cash Investment Fund does not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year.

Options. Each of the Equity Funds, the Balanced Fund, the Bond Funds, the International Bond Fund and Tax-Free Bond Funds may write or buy put and call options, but will primarily write covered call options, purchase put options on securities held by the applicable Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options’ trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For additional information concerning options and the risks associated with options and options on foreign currencies, see Appendix B of this SAI.

Real Estate Securities. The Real Estate Equity Investment Fund may invest without limit in shares of real estate investment trusts (“REITs”). The Equity Funds and the Balanced Fund may also invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. Each of the Funds may agree to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Advisor, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). The resale price under a repurchase agreement is generally equal to the price paid by a Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Advisor will review and continuously monitor the creditworthiness of each approved seller, and will require each of a Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by the seller in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided that the repurchase agreement itself matures in 397 days or less.

Securities subject to repurchase agreements will be held, as applicable, by the Funds’ custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid securities designated on the books of the Fund or the Fund’s custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Rights and Warrants. The Equity Funds and the Balanced Fund may purchase common stock rights and warrants separately or may receive them as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set time period. Subscription rights normally have a short life span to expiration.

At the time of issuance, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Stand-by Commitments. The Balanced Fund, the Cash Investment Fund, the Tax-Free Bond Funds and Tax-Free Money Market Fund may each enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund’s option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed ½ of 1% of the value of such Fund’s total assets calculated immediately after each stand-by commitment is acquired.

The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor’s opinion, present minimal credit risks. The Tax-Free Bond Funds and the Tax-Free Money Market Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds may purchase and sell stock index futures, options on stock and bond indices and options on stock and bond index futures contracts as a hedge against movements in the equity and bond markets. The International Bond Fund may purchase and sell options on bond index futures contracts as a hedge against movements in the bond markets.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

If the Advisor or the Sub-Advisor, as the case may be, expects general stock or bond market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund’s futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor or the Sub-Advisor, as the case may be, expects general stock or bond market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract or put option.

The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds (other than Tax-Free Short & Intermediate Bond Fund) may purchase and write call and put options on stock index futures contracts and each such Fund and the International Bond Fund may purchase and write call and put options on bond index futures contracts. Each such Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock and bond index futures (only bond index futures in the case of the International Bond Fund), rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

In connection with transactions in stock or bond index futures, stock or bond index options and options on stock or bond index futures, the Funds may be required to deposit “initial margin” with the broker. Initial margin deposits are typically based on a percentage of the contract’s value. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the option or futures contract. No Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

Stripped Securities. The Balanced Fund, the Bond Funds, the International Bond Fund and the Money Market Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax and securities purposes. The Funds are not aware of any binding legislative, judicial or administrative authority on this issue.

Only instruments that are stripped by the issuing agency will be considered U.S. Government obligations. Securities that are stripped by their holder do not qualify as U.S. Government obligations.

The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Certain types of stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board.

In addition, the Balanced Fund, the Bond Funds and the Money Market Funds may invest in stripped mortgage-backed securities (“SMBS”), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest

(the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share.

Supranational Bank Obligations. Each of the Balanced Fund, the Bond Funds, the International Bond Fund and the Money Market Funds may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each of the Funds may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of FHLMC and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include without limitation U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Money Market Funds may be “zero coupon” Treasury securities.

These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current Federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Money Market Funds will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Money Market Funds will only purchase zero coupon Treasury securities that have been stripped by the Federal Reserve Bank. See “Stripped Securities” above for more information on these types of securities.

Variable Amount Master Demand Notes. Each of the Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Money Market Funds may invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risks.

Variable or Floating Rate Instruments. Debt instruments in which the Funds invest may be structured to have variable or floating interest rates. Variable or floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor or the Sub-Advisor, as the case may be, will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

The absence of an active secondary market for certain variable or floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods that a Fund is not entitled to exercise its demand rights.

Variable or floating rate securities held by a Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

In determining average weighted portfolio maturity of a Fund, short-term variable or floating rate securities are deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “short-term” with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

In determining average weighted portfolio maturity of a Fund, long-term variable or floating rate securities are deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “long-term” with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

Variable or floating rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, a Fund will designate cash or liquid portfolio securities equal to the amount of the commitment. Normally, a Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of the Fund’s net assets will fluctuate to a greater degree when it designates portfolio securities to cover such purchase commitments than when it designates cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments, the Advisor or the Sub-Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund’s total assets absent unusual circumstances.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P®, Moody’s, Fitch and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

In addition, the Cash Investment Fund will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. Each of the Cash Investment Fund and Tax-Free Money Market Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund’s total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Board, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

Subsequent to its purchase by a Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security’s rating may be reduced. The Board or the Advisor or the Sub-Advisor, as the case may be, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

RISK FACTORS AND SPECIAL CONSIDERATIONS - INDEX 500 FUND

Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Index 500 Fund are not managed in this manner. Instead, with the aid of a computer program, the Advisor purchases and sells securities for the Index 500 Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of the Index Fund’s corresponding index, taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

The Index 500 Fund generally expects to hold all of the stocks included in the relevant corresponding index on the basis of each stock’s weighted capitalization in such index. The Advisor does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis; however the Advisor may remove stocks of companies which exhibit extreme financial distress or which may impair for any reason the Fund’s ability to achieve its investment objective. If an issuer drops in ranking, or is eliminated entirely from the Index 500 Fund’s corresponding index, the Advisor may be required to sell some or all of the common stock of such issuer then held by the Fund. Such sales of portfolio securities may be made at times when, if the Advisor were not required to effect purchases and sales of portfolio securities in accordance with the corresponding index, the securities might not be sold. These sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Advisor were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer’s future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the corresponding index.

Redemptions of a substantial number of shares of the Index 500 Fund could reduce the number of issuers represented in the Index 500 Fund’s investment portfolio, increase trading costs and/or increase hedging activities (such as the purchase or sale of options on indices or futures contracts), which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the corresponding index.

While the Index 500 Fund will invest primarily in the common stocks that constitute its corresponding index in accordance with the relative capitalization as described above, it is possible that the Index 500 Fund will from time to time receive, as part of a “spin-off” or other corporate reorganization of an issuer included in a corresponding index, securities that are themselves outside the corresponding index. Such securities will be disposed of by the Index 500 Fund in due course consistent with the Fund’s investment objective.

The Index 500 Fund may also purchase put and call options on the applicable S&P® index that are traded on national securities exchanges. In addition, the Index 500 Fund may enter into transactions involving futures contracts (and futures options) on these two stock indices and may purchase securities of other investment companies that are structured to seek a similar correlation to the applicable S&P® index. These transactions are effected in an effort to have fuller exposure to price movements in the S&P® index pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P® index at times when the Index 500 Fund is not fully invested in stocks that are included in the S&P® index. For example, by purchasing a futures contract, the Index 500 Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P® index, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the Index 500 Fund may be able, as an effective matter, to be fully invested in the S&P® index while keeping a cash reserve to meet potential redemptions. See Appendix B to this SAI.

The Index 500 Fund is not sponsored, endorsed, sold or promoted by the S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P® 500 to trace general stock market performance. S&P®’s only relationship to the Funds is the licensing of certain trademarks and trade names of S&P® and of the applicable index which is determined, composed and calculated by S&P® without regard to the Funds or the Index 500 Fund in particular. S&P® has no obligation to take the needs of the Index 500 Fund or the owners of the Index 500 Fund into consideration in determining, composing or calculating the index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

S&P® does not guarantee the accuracy and/or the completeness of the index or any data included therein and S&P® shall have no liability for any errors, omissions, or interruptions therein. S&P® makes no warranty, express or implied, as to results to be obtained by the Index 500 Fund, owners of the Index 500 Fund, or any other person or entity from the use of the index or any data included therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall S&P® have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

RISK FACTORS AND SPECIAL CONSIDERATIONS – MICHIGAN TAX-FREE BOND FUND,

TAX-FREE BOND FUND AND TAX-FREE SHORT & INTERMEDIATE BOND FUND

The information set forth below is derived in substantial part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the “State”). The Funds have not independently verified this information.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short and long-term debt for the purpose of making loans to school districts and long-term debt for voter approved purposes. The State’s Constitution also directs or restricts the use of certain revenues.

Expenditures are not permitted by the State Constitution to exceed available revenues. The State Constitution requires that the Governor, with the approval of the appropriating committees of the State House and Senate, reduce expenditures whenever it appears that the actual revenues will be less than the originally projected revenues upon which the budget was based. By statute, any recommendation for the reduction of expenditures must be approved or disapproved by a majority of the members of the appropriating committees of the House and Senate within ten days after the recommendation is made. No reduction can be made without approval from both committees and in the event of disapproval, the Governor may within 30 days submit a new recommendation for expenditure reductions to the committees for their approval or disapproval.

The State finances its operations through the State’s General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are obtained approximately 48% from the payment of

State taxes and 52% from federal and non-tax revenue sources. Tax revenues credited to the General Fund include portions of collections from the personal income tax, the single business tax, use tax, sales tax and various other taxes.

The State’s Constitution also limits the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 personal income. If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be rebated in the following fiscal year’s personal income tax or single business tax. Any excess of less than one percent may be transferred to the State’s Budget Stabilization Fund. The State may raise taxes in excess of the limit in emergency situations, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund, commonly known as the Budget Stabilization Fund (“BSF”), to accumulate balances during years of significant economic growth for utilization in years when the State’s economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $1,222.5 million on September 30, 1999, $1,264.4 million on September 30, 2000, $994.2 million on September 30, 2001, $145.2 million on September 30, 2002 and $-0- on September 30, 2003.

In 1999, legislation was passed completely phasing out the single business tax (“SBT”). Effective January 1, 1999, the SBT rate was reduced from 2.3% to 2.2% and was to be reduced annually by 0.1% each January 1 until the tax was completely eliminated. The 1999 legislation also replaced the SBT’s capital acquisition deduction with an investment tax credit. The annual reduction does not occur if the BSF balance for the prior fiscal year is $250 million or less. SBT rate reductions will cease until the BSF fiscal year ending balance returns to a level above $250 million. The BSF balance fell below the $250 million threshold at the end of the State’s 2002 fiscal year. As a result, the SBT did not fall on January 1, 2003 and will remain at its current rate of 1.9 percent until the BSF balance goes back above $250 million. However, pursuant to legislation enacted in the summer of 2002, the SBT is repealed for tax years beginning after December 31, 2009.

Property tax and school finance reform measures enacted in 1993 substantially cut local school property taxes and raised additional State revenues to replace most of the property tax cut. A constitutional amendment approved by the voters in March 1994, increased the State sales and use tax from 4% to 6%, limited the ability of local school districts to levy taxes, and limited assessment increases for each parcel of property to the lesser of 5% or the rate of inflation. When property is subsequently sold, its taxable value will revert to the current assessment level of 50% of true cash value. Companion legislation increased the cigarette tax $.25 to $.75 per pack and imposed an additional tax of 16% of the wholesale price on certain other tobacco products, imposed a State real estate transfer tax of 0.75% and a 6-mill State property tax (reduced by law to 5 mill for 2003 only) and cut the State’s income tax rate from 4.6% to 4.4%. These measures shift significant portions of the cost of local school operations from local school districts to the State and raise additional State revenues to fund these additional State expenses. These new State revenues are included within the State’s constitutional revenue limitations and may impact the State’s ability to raise additional revenues in the future. Pursuant to legislation effective August 1, 2002, Michigan’s cigarette tax was raised from $0.75 per pack to $1.25 per pack. Michigan cigarette tax was raised from $1.25 per pack to $2.00 per pack effective July 1, 2004. The tax on other tobacco products was also raised to 32 percent of the wholesale price, effective July 1, 2004.

For fiscal year 2005, Michigan’s tobacco taxes are distributed 42.9 percent to the Medicaid Benefits Trust, 10.1 percent to the General Fund, and 40.5 percent to the School Aid Fund, with the remainder divided between various health programs and local units of government. For fiscal years after 2005, the portion of tobacco taxes earmarked for the General Fund will increase to approximately 20 percent while the portion earmarked to Medicaid will decrease to approximately 33 percent.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under State taxes. The State is also a party to various legal proceedings which, if resolved in the State’s favor, would result in contingency gains to the State’s General Fund balance, but without material effect upon such fund balance. Although the ultimate disposition and consequences of all of these proceedings are not presently determinable, the Attorney General of the State has indicated in a recent official statement prepared in connection with issuance of general obligation bonds of the State that such ultimate dispositions and consequences of any single proceeding or all legal proceedings collectively should not themselves, except as listed below, have a material adverse effect on the security for such bonds; provided, however, that no opinion is expressed with respect to the ultimate disposition and consequences of any litigation in combination with any State revenue loss, the implementation of any tax reduction proposal or the failure of the State to realize any budget assumption.

On August 22, 1994, the Ingham Circuit and Probate Courts, together with the 55th District Court, filed suits in the Court of Claims and Ingham County Circuit Court against the State of Michigan and Ingham County entitled 30th Judicial Circuit, et al v Governor, et al, for declaratory and injunctive relief, and for damages, due to the alleged failure of the State Court Administrative Office to properly calculate Ingham County’s reimbursement under MCL 600.9947; MSA 27A.9947, the court funding statute. The 30th Judicial Circuit, et al v. Governor, et al case has been dismissed by stipulation of the parties because the plaintiffs are raising the same claims as members of a class action captioned as 10th Judicial Circuit, et al v State of Michigan, et al (Saginaw Circuit Court No. 94-2936-AA-1/Court of Claims No. 94-15534-CM). Plaintiffs assert that the amount in controversy exceeds $5 million. The case is currently pending final class certification.

On November 15, 2000, more than 365 Michigan school districts and individuals filed Adair, et al v. State, et al (“Adair”) in the Michigan Court of Appeals. In an amended complaint, the school district plaintiffs increased their number to 463.

The Adair plaintiffs assert that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Headlee Amendment. The Adair plaintiffs have requested declaratory relief, attorney’s fees and litigation costs, but do not seek a money judgment.

On April 23, 2002, the Court of Appeals dismissed the plaintiffs’ complaint in Adair in its entirety and with prejudice. The Court held that all of the Adair plaintiffs were barred from prosecuting all but one of their claims by either the doctrine of res judicata or the principle of release. With regard to the record-keeping claim, the Court held that this is not a new activity or an increase in the level of a state-mandated activity within the meaning of the Headlee Amendment. The Adair plaintiffs filed an application for leave to appeal and a motion for immediate consideration of application for leave to appeal in the Michigan Supreme Court on May 14, 2002.

The Michigan Supreme Court granted the Adair plaintiffs’ application for leave to appeal, oral argument was held, and on June 9, 2004, the Michigan Supreme Court issued an opinion affirming the Court of Appeals’ decision that the majority of the Adair plaintiffs’ claims were barred by res judicata or release. As to the record-keeping claim, the Michigan Supreme Court reversed the Court of Appeals and remanded the issue to that Court. The ultimate disposition of the Adair litigation is not presently determinable.

On June 24, 2002, the treasurer of Antrim County filed Sherry Comben, Antrim County Treasurer v State of Michigan, et al (Antrim Circuit Court CC No. 02-007860-PS) (“Comben”) for declaratory relief against the State of Michigan and various private defendants. The plaintiff sought a ruling whether owners of severed oil and gas rights were entitled to notice of foreclosure regarding property being foreclosed for delinquent taxes under the new tax foreclosure process adopted in 1999. One of the private defendants, Pure Resources, L.P., now known as Black Stone Minerals Company, L.P. (“Black Stone”), filed a cross-claim against the State claiming that owners of severed oil and gas interests were not given notice of foreclosures and an opportunity to redeem under the former tax foreclosure process and therefore continued to have redemption rights. (Antrim Circuit Court Case No. 03-7933-CZ). The cross-claim was severed from Comben. Black Stone also filed an action against the State in the Court of Claims for monetary damages relating to revenues received by the State from oil and gas interests acquired by foreclosure. (Court of Claims No. 03-56-MZ). The Court of Claims action was joined with the Antrim County cross-claim and the combined cases were certified as class actions. In Comben, the trial court held that the tax foreclosures of parcels with severed oil and gas interests did not foreclose the severed oil and gas interests. The State appealed this decision and the Michigan Court of Appeals, in No. 248963, affirmed the trial court on August 31, 2004. As a result, the class actions against the State will continue. A decision as to whether to appeal the Court of Appeals’ decision to the Michigan Supreme Court is under consideration. The ultimate disposition of this legal proceeding and the potential liability to the State are not presently determinable.

The ultimate disposition of the legal proceedings described above is not presently determinable.

As of the date of this SAI, the State’s general obligation bonds have been rated “AA+/A-1+” by Standard & Poor’s Rating Services, a division of The McGraw Hill Companies, Inc., “Aa1/VMIG-1” by Moody’s Investors Services, Inc., and “AA+/F1+” by Fitch Ratings, Inc. Such ratings are in each case based upon certain information and materials concerning the bonds and the State furnished by the State to such rating agencies. Any explanation of the significance of such ratings may be obtained only from the rating agencies furnishing the same. There is no assurance that such ratings will prevail for any given period of time or that they will not be revised downward or withdrawn entirely by any or all of such rating agencies if, in the judgment of any or all of them, circumstances so warrant. Any such downward revision or withdrawal of such ratings, or any or all of them, may have an adverse effect on the market price of the bonds. To the extent that the portfolio of Michigan municipal bonds is comprised of revenue of or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

INVESTMENT POLICIES

Each Fund is subject to the investment policies enumerated in this section which may be changed with respect to a particular Fund only by a vote of the shareholders of a majority of such Fund’s outstanding shares (as defined under “Other Information-Shareholder Approvals”).

Except with respect to the Future Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, NetNet Fund and Power Plus Fund, as a matter of fundamental policy, each Fund:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (i) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.	May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.	Shall be a “diversified company” as that term is defined in the 1940 Act (except for the International Bond Fund), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The International Bond Fund shall be a “non-diversified company” as that term is defined in the 1940 Act.; and

8.	May not “concentrate” its investments in a particular industry (except those Funds listed below), except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; (iii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in clause (ii) and, with respect to the Money Market Funds, clause (iii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

The Real Estate Equity Investment Fund may concentrate in securities of issuers in the real estate industry.

As a matter of fundamental policy, none of the Future Technology Fund, Micro-Cap Equity Fund, NetNet Fund or Power Plus Fund may:

1.	Invest more than 25% of its total assets in any one industry (i) provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered to represent industries; (ii) except that the NetNet Fund will invest more than 25% of its assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or Intranet related businesses; (iii) except that the Future Technology Fund will invest more than 25% of its total assets in the technology industry; and (iv) except that the Power Plus Fund will invest more than 25% of its assets in securities of companies that are primarily engaged in non-regulated energy and power activities;

2.	(For each Fund except the Future Technology Fund) with respect to 75% of a Fund’s assets, invest more than 5% of a Fund’s assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3.	Borrow money or issue senior securities (as defined in the 1940 Act) except that the Funds may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.	Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

5.	Make loans of securities to other persons in excess of 25% of a Fund’s total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

6.	Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

7.	Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

8.	Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures;

9.	Make investments for the purpose of exercising control or management; or

10.	Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Future Technology Fund and NetNet Fund of forward currency contracts, financial futures contracts and options on financial futures contracts, and options on securities and on securities, foreign currencies and on securities indices, as permitted by each Fund’s prospectus.

In addition, the Future Technology Fund may not with respect to 50% of its assets, invest more than 5% of its assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, at the close of each quarter of its taxable year.

As a matter of fundamental policy, the Healthcare Fund may not:

1.	Purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the assets of the Fund may be invested without regard to this 5% limitation;

2.	Invest 25% or more of its total assets in securities issued by one or more issuers conducting their principal business activities in the same industry except that the Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in healthcare industries;

3.	Borrow money or enter into reverse repurchase agreements except that the Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.	Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

5.	Make loans of securities to other persons in excess of 25% of the Fund’s total assets; provided the Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

6.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

7.	Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

8.	Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures and options of futures;

9.	Make investments for the purpose of exercising control or management;

10.	Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by a Fund’s Prospectus; or

11.	Issue senior securities, except as permitted by the 1940 Act.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund’s holdings of illiquid securities exceed 15% (10% for the Money Market Funds) because of changes in the value of a Fund’s investments, a Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

TEMPORARY DEFENSIVE POSITION

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund (other than the Index 500 Fund) may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

MANAGEMENT OF THE FUNDS

Each of MST and MFFT is supervised by the Board, which is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Funds’ activities.

Trustees and Officers. Information about the Trustees and officers of the Funds, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act). As used herein, the terms “Munder Funds” and “Fund Complex” consist of 31 portfolios, each of which is a series of MST, MFFT or The Munder @Vantage Fund (“@Vantage”).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees

Charles W. Elliott c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72.	Trustee and Chairman	Indefinite since 11/89	Consultant, self-employed (since 7/95).	31	None

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57.	Trustee and Vice Chairman	Indefinite since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction company) (since 1991).	31	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68.	Trustee	Indefinite since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	31	None

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66.	Trustee	Indefinite since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	31	None

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57.	Trustee	Indefinite since 2/93	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	31	Fieldstone Investment Corporation (since 11/03).

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56.	Trustee	Indefinite since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	31	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48.	Trustee	Indefinite since 2/01	Executive Director, McGill University Health Centre ( since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03); Professor with Tenure and Chairman of Radiation Oncology of Wayne State University School of Medicine (3/91 to 3/99).	31	None

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 65.	Trustee	since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99); President of Comerica Incorporated (bank holding company) (6/92 to 6/99).	31	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers
Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42.	President & Principal Executive Officer	through 2/05 since 8/04	President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to present); President and Chief Investment Officer of Munder
Capital Management (1/02 – 8/04); Chief Investment
Officer-Equity of Munder Capital Management (5/00-
1/02); Chief Investment Officer of Vantage Global
Advisors (investment advisor) (11/97-5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46.	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/05; since 8/00	General Counsel of Munder Capital Management (investment advisor) (since 7/00); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38.	Vice President & Principal Financial Officer	through 2/05; since 2/01	Chief Administration Officer of Munder Capital
Management (investment advisor) (since 5/00); Associate
of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36.	Treasurer & Principal Accounting Officer	through 2/05; since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer)
(9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 33.	Assistant Treasurer	through 2/05; since 8/01	Analyst of Munder Capital Management (investment
advisor) (since 4/01); Analyst, Controller’s Group,
Delphi Automotive Corp. (automotive supplier) (6/99 to
4/01); Manager, Mutual Fund Operations, Banc One
(4/97 to 6/99).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 32.	Assistant Treasurer	through 2/05; since 5/00	Director of Mutual Fund Operations of Munder Capital
Management (investment advisor) (since 3/01); Manager
of Mutual Fund Operations of Munder Capital
Management (since 3/00); Administrator of Mutual Fund
Operations of Munder Capital Management (8/99 to
2/00).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 28	Assistant Treasurer	through 2/05 since 8/04	Analyst of Munder Capital Management (investment advisor) (5/02 to present); Senior Auditor, Arthur Andersen LLP (accounting firm) (7/99-5/02).

Melanie Mayo West 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37.	Assistant Secretary	through 2/05; since 8/01	Associate General Counsel of Munder Capital Management (investment advisor) (since 11/00); Associate, Dykema Gossett PLLC (law firm) (8/98 to 11/00).

Mary Ann Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 50.	Assistant Secretary	through 2/05; since 8/99	Associate General Counsel of Munder Capital Management (investment advisor) (since 3/98).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

Standing Committees of the Board. The Funds have a standing Audit Committee presently consisting of Mr. Eckert, Dr. Brophy, Dr. Porter and Mr. Rakolta. All are members of the Board and are currently not “interested” persons (as defined in the 1940 Act) of the Funds. The Board has adopted a written charter for the Audit Committee. The principal function of the Funds’ Audit Committee is to oversee the accounting, auditing and financial reporting processes of the Funds. The Audit Committee is responsible for, among other things, (1) recommending, engaging and terminating the Funds’ independent auditors (subject to ratification by the Board or shareholders, if required), (2) pre-approving all audit and non-audit services to be provided by the independent auditors to the Funds and certain Fund affiliates, (3) reviewing with the auditors the proposed scope of, and fees for, their audit, the auditor’s independence, and the staffing of the audit team of the Funds, (4) receiving and considering a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection, (5) considering all critical accounting policies and practices to be used by the Funds and any proposed alternative treatments thereof, and (6) investigating any improprieties or suspected improprieties in the operations of the Funds. The Audit Committee met four times during the last fiscal year of the Funds.

The Funds have a Nominating Committee. The Nominating Committee presently consists of Dr. Brophy, Dr. Champagne, Mr. Eckert, Hon. Engler and Mr. Rakolta. The function of the Nominating

Committee is to recommend candidates for election to the Board as independent trustees. The Committee will not consider nominees recommended by stockholders. The Nominating Committee did not meet during the last fiscal year of the Funds.

The Funds have a Board Process and Compliance Oversight Committee. The Board Process and Compliance Oversight Committee presently consist of Dr. Champagne, Hon. Engler, Mr. Monahan and Dr. Porter. The function of the Board Process and Compliance Oversight Committee is to review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Funds’ management to review the ongoing adherence by the Funds to their applicable compliance guidelines and review reports and other information concerning the status of the Funds’ compliance with applicable regulatory requirements and valuation procedures. The Board Process and Compliance Oversight Committee met four times during the last fiscal year of the Funds.

Management Ownership of the Funds. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2003.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Non-Interested Trustees
Charles W. Elliott		Over $100,000
Cash Investment Fund	Over $100,000
All other Funds	None
John Rakolta, Jr.		Over $100,000
Future Technology Fund	$10,001-$50,000
Index 500 Fund	Over $100,000
NetNet Fund	$10,001-$50,000
All other Funds	None
David J. Brophy		$10,001-$50,000
NetNet Fund	$10,001-$50,000
U.S. Government Income Fund	$10,001-$50,000
All other Funds	None
Joseph E. Champagne		$50,001-$100,001
Balanced Fund	$10,001-$50,000
Future Technology Fund	$1-$10,000
Micro-Cap Equity Fund	$1-$10,000
NetNet Fund	$1-$10,000
U.S. Government Income Fund	$10,001-$50,000
All other Funds	None
Thomas D. Eckert	None	None
Arthur T. Porter		$50,001-$100,001
Balanced Fund	$10,001-$50,000
Index 500 Fund	$10,001-$50,000
Micro-Cap Equity Fund	$10,001-$50,000
All other Funds	None

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John Engler	None	None
Interested Trustee
Michael T. Monahan		Over $100,000
Cash Investment Fund	$1-$10,000
Multi-Season Growth Fund	$10,001-$50,000
Small Company Growth Fund	$10,001-$50,000
Small-Cap Value Fund	$50,001-$100,000
Tax-Free Money Market Fund	Over $100,000
All other Funds	$10,001-$50,000

As of the date of this SAI, no officer, director or employee of the Advisor, Sub-Advisor, Comerica, Comerica Bank, the Custodian, the Distributor, the Sub-Administrator or the Transfer Agent, as defined below, currently receive any compensation from MST or MFFT. As of October 1, 2004 the Trustees and officers of the Funds, as a group, owned less than 1% of outstanding shares of each class of each Fund, except that they collectively 1.24% of the Class Y shares of the Future Technology Fund; and 7.31% of the Class Y shares of the NetNet Fund.

The initial sales charge on Class A shares of the Funds is waived for full-time employees and retired employees of the Advisor or its affiliates, including without limitation Comerica, Comerica Bank, Comerica Securities, Inc., Wilson Kemp & Associates, Inc. and W.Y. Campbell & Company. Individuals with an investment account or relationship with the Advisor are also eligible for a sales charge waiver, as are employees of the Funds’ service providers, including without limitation the Custodian, Distributor, Sub-Administrator, Transfer Agent and Legal Counsel and their immediate family members.

Compensation. Each Trustee of the Funds who is not otherwise compensated by MCM, any sub-advisor to the Funds, or the Distributor pursuant to a contract between the Funds and MCM, the Sub-Advisor or the Distributor receive an aggregate annual retainer from MST and MFFT for service on the Board of $68,000 ($90,000 for the Chairman and nominee for Chairman). Each Trustees of @Vantage who is not otherwise compensated by MCM or the Distributor pursuant to a contract between the Funds and MCM or the Distributor receives an annual retainer of $4,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Board has adopted a deferred compensation plan (“Plan”) pursuant to which each Trustee who receives compensation from the Funds of MST, MFFT and @Vantage may defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Each Trustee must make his deferral elections prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligation of MST, MFFT and @Vantage to make payments under the Plan will be unsecured general obligations of the Funds of MST, MFFT and @Vantage, payable out of the general assets and property of such Funds. A Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

The following table summarizes the compensation paid to the Trustees of MST and MFFT (including in their role as Directors/Trustees of the Predecessor Funds) and @Vantage, including committee fees for the twelve-month period ended June 30, 2004.

Compensation Table

Name of Trustee	Aggregate Compensation from MST (1)	Aggregate Compensation from MFFT (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Charles W. Elliott	$87,000	$3,000	None	None	$94,000
John Rakolta, Jr.	$68,633	$2,367	None	None	$75,000
David J. Brophy	$65,733	$2,267	None	None	$72,000
Joseph E. Champagne	$68,633	$2,367	None	None	$75,000
Thomas D. Eckert	$68,633	$2,367	None	None	$75,000
John Engler	65,733	$2,267	None	None	$72,000
Michael T. Monahan	$65,733	$2,267	None	None	$72,000
Arthur T. Porter	$65,733	$2,267	None	None	$72,000

(1)	As of October 31, 2004, there are three investment companies (MST, MFFT and @Vantage) and 31 funds in the Fund Complex. Amounts provided for MST include any payments to a Trustee when such Trustee was a Director/Trustee of the Predecessor Funds. Amounts provided for MFFT include only payments made for service as a Trustee of the Healthcare Fund. Amounts provided for the Fund Complex for the period include those paid to the Trustee by MST (including amounts paid by the Predecessor Funds), MFFT and @Vantage. For the fiscal year ended June 30, 2004, each of Mr. Elliott, Mr. Eckert and Dr. Porter deferred all of his compensation pursuant to the deferred compensation plan described above. As of June 30, 2004, the value of the compensation from the Fund Complex deferred by the Trustees was $351,149 for Mr. Elliott, $273,939 for Mr. Eckert and $268,814 for Dr. Porter.

Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person’s spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

As of December 31, 2003, none of the Non-Interested Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years of 2002 and 2003, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years 2002 and 2003, none of the Non-Interested Trustees, nor any members of their immediate families, except for Messrs. Eckert and Rakolta, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a “Fund-Related Party”): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor; (vi) any affiliate of the Advisor; or (vii) an officer of any such affiliate.

Mr. Eckert is Director, President and Chief Executive Officer of Capital Automotive REIT (“CARS”), a publicly-held real estate investment trust specializing in retail automotive properties. During the calendar years 2002 and 2003, CARS had multiple lines of credit with leading commercial banks or lending facilities, including one with Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated, which is the indirect parent company of the Advisor. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company (“Walbridge”), a privately-owned construction company. During the calendar years 2002 and 2003, Walbridge had a stand-by line of credit with Comerica Bank. In both cases, these lines of credit are standard agreements that were negotiated at arm’s-length and contain customary terms, conditions and interest rates.

During the calendar years 2002 and 2003, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Funds’ Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2002 and 2003, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Fund.

Proxy Voting Policies. The Board has delegated to the Advisor discretionary investment management authority with respect to the assets of the Funds, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority, as described below. Set forth below are the Advisor’s policies on voting shares owned by the Funds. These policies may be revised from time to time with the approval of the Board.

The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Funds considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Advisor has retained Institutional Shareholder Services (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy

Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Funds.

The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS’s advice and recommendations. In addition, the Proxy Committee will review ISS’s recommendations if client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if:(i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any advisory client’s account and (ii) the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (iii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Funds.

The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of the Funds, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Funds and to identify any actual or potential conflicts between the interests of the Advisor and those of the Funds. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from the Board, the Board Process and Compliance Oversight Committee or a designated member of that Committee.

With respect to the Funds, if the Advisor receives instructions from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with such instructions. If no instructions are received or approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS’s recommendation. Every decision to vote on a resolution in a proxy solicited by a company held by a Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. and procedures approved by the Board, the Funds will vote their shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Funds, @Vantage, the Advisor, and the Sub-Advisor in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.

The Funds have filed with the SEC their proxy voting record on Form N-PX for the 12-month period ended June 30, 2004. Form N-PX must be filed by the Funds each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 438-5789 or visiting our website at http://www.munder.com or the Securities and Exchange Commission’s website at http://www.sec.gov.

Trustee Liability – Munder Series Trust. The Declaration of Trust of MST provides that all persons having any claim against the Trustees of MST or MST shall look solely to the MST trust property for payment; that no Trustee of MST shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST; and that no Trustee of MST shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust of MST provides that a Trustee of MST is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee of MST, and that the Trustees of MST will indemnify officers, representatives and employees of MST to the same extent that Trustees of MST are entitled to indemnification.

Shareholder and Trustee Liability – The Munder Framlington Funds Trust. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, MFFT’s Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability in connection with the assets of MFFT for the acts or obligations of MFFT, and that every note, bond, contract, order or other undertaking made by the MFFT shall contain a provision to the effect that the shareholders are not personally liable thereunder.

The Declaration of Trust of MFFT, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust of MFFT, as amended, also provides that MFFT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of MFFT, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which MFFT itself would be unable to meet its obligations.

The Declaration of Trust of MFFT, as amended, further provides that all persons having any claim against the Trustees of MFFT or MFFT shall look solely to the trust property for payment; that no Trustee of MFFT shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MFFT; and that no Trustee of MFFT shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust of MFFT, as amended, provides that a Trustee of MFFT is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee of MFFT, and that the Trustees of MFFT will indemnify officers, representatives and employees of MFFT the same extent that Trustees of MFFT are entitled to indemnification.

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

Investment Advisor and Sub-Advisor. The Advisor of each Fund is Munder Capital Management, a Delaware general partnership. The general partners of the Advisor are WAM, WAM II and Munder Group LLC. WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica, a publicly-held bank holding company. World Asset Management LLC (“World LLC”) was a wholly-owned subsidiary of the Advisor, which was merged into the Advisor on October 15, 2001. Following the merger, Munder Capital Management became the investment adviser to the Index 500 Fund and International Equity Fund through it World Asset Management division (“World”). Comerica Bank is a substantial record holder of the outstanding shares of many of the Funds, as is more fully described below in “Other Information-Control Persons and Principal Holders of Securities.”

The Sub-Advisor, Framlington Overseas Investment Management Limited, is a subsidiary of Framlington Group Limited, which is incorporated in England and Wales and, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by HSBC Holdings plc, a banking and financial services organization based in the United Kingdom.

Each of the Funds has entered into an Investment Advisory Agreement with the Advisor that has been approved by the Fund’s Board and shareholders (each, an “Advisory Agreement”). In addition, the Healthcare Fund, the Emerging Markets Fund and the International Growth Fund (collectively, the “Sub-Advised Funds”) have each entered into an Investment Sub-Advisory Agreement with the Advisor and Sub-Advisor that has been approved by each Fund’s Board and shareholders (each, a “Sub-Advisory Agreement”).

On May 18, 2004, the Board also approved the combination of the Advisory Agreement applicable to the Future Technology Fund, Micro-Cap Equity Fund, NetNet Fund and Power Plus Fund

with the Advisory Agreement applicable to all other Funds except the Index 500 Fund and International Equity Fund into a single Investment Advisory Agreement (the “Combined Advisory Agreement”) and the combination of the Sub-Advisory Agreement applicable to the Healthcare Fund with the Sub Advisory Agreement applicable to the other Sub-Advised Funds into a single Investment Sub-Advisory Agreement (“Combined Sub-Advisory Agreement”). The Combined Advisory Agreement and the Combined Sub-Advisory Agreement are each dated June 13, 2003.

As of the date this SAI, the Board last approved the continuation of the Combined Advisory Agreement, the Advisory Agreement applicable to the Index 500 Fund and International Equity Fund (“World Advisory Agreement”), and Combined Sub-Advisory Agreement on May 18, 2004. In determining whether to approve the continuation of each Advisory Agreement and Sub-Advisory Agreement, the Board requested, and received from the Advisor and Sub-Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

The Board also retained the services of independent consultants to provide additional information to assist the Board with its consideration of the Agreements. Prior to the meeting, at the request of the Non-Interested Trustees, one consultant was retained to assist the Non-Interested Trustees in their evaluation of the Advisor’s fee proposals and in their negotiations with the Advisor, particularly regarding contractual breakpoints for the Funds. One of the consultant’s primary goals was to assist the Advisor in developing process for considering contractual breakpoints that could be used for Funds with differing investment objectives. The consultant met with personnel of the Advisor to provide such input and assistance and met with and/or had telephone discussions with the Board and/or individual Trustees regarding this matter. In addition, the consultant met with the board in person at the meeting to discuss the Advisor’s process for considering contractual breakpoints.

Although investment performance was a factor in determining that each Advisory Agreement and Sub-Advisory Agreement should be continued, the Board also considered other factors in evaluating the fairness and reasonableness of the compensation to be paid to the Advisor and Sub-Advisor. The Board carefully evaluated this information and was advised by legal counsel to the Funds and by legal counsel to the Non-Interested Trustees with respect to its deliberations. Based upon their review of the information requested and provided, and following extensive discussions concerning the same, the Board determined that continuing each Advisory Agreement and Sub-Advisory Agreement was consistent with the best interests of the Funds and their shareholders, and the Board unanimously approved each Advisory Agreement and Sub-Advisory Agreement for an additional annual period on the basis of the foregoing review and discussion.

In considering each Advisory Agreement and Sub-Advisory Agreement, the Board considered and evaluated information regarding (a) each Fund’s investment performance during the previous year and for all relevant prior periods; (b) each Fund’s total expenses; (c) the nature, quality and extent of the services provided to the Funds under each Advisory Agreement and Sub-Advisory Agreement; (d) the requirements of the Funds for the services provided by the Advisor and Sub-Advisor; (e) the fees payable for the services and other benefits derived by the Advisor and the Sub-Advisor from their relationship with the Funds; (f) the portfolio management process, personnel, systems, operations and financial condition of the Advisor and Sub-Advisor (including the Advisor’s profitability with respect to its relationship with the Funds; (g) current economic and industry trends; and (h) the historical relationship between each of the Funds and the Advisor and the Sub-Advisor.

In evaluating each Fund’s investment performance and fees, the Board reviewed information compiled by an independent third party comparing each Fund’s expense ratio, advisory fee and performance with comparable mutual funds. Current management fees were also reviewed in the context of the Advisor’s profitability.

Among other things, the Board evaluated: (a) the fairness and reasonableness of the investment advisory fee payable to the Advisor and Sub-Advisor under each Advisory Agreement and Sub-Advisory Agreements, as applicable, in light of the investment advisory services provided, the costs of these services, the profitability of the Advisor’s relationship with each of the Funds, and the amount of the fees paid compared to fees paid by other investment companies; (b) the expected nature, quality and extent of the investment advisory services to be provided by the Advisor and Sub-Advisor, in light of the high quality services provided by the Advisor and Sub-Advisor in their management of each of the Funds and each Fund’s historic performance, including the extent to which the Funds successfully achieved stated investment objectives; (c) the Advisor’s and Sub-Advisor’s commitment to the management of the Funds and maintenance of a broad-based family of funds, which could require a substantial commitment of the

Advisor’s and Sub-Advisor’s resources; and (d) the portfolio management process, personnel, systems, operations and financial condition of the Advisor and the Sub-Advisor. In approving the continuation of each Advisory Agreement and Sub-Advisory Agreement, the Board noted the following factors, among others, as the basis for its determination:

•	The terms of each Advisory Agreement and Sub-Advisory Agreement, including the services to be provided to the Funds and the advisory fees payable by the Funds, were generally comparable to the terms of advisory arrangements within the industry and within peer groups of mutual funds. The Board also noted that each Advisory Agreement and Sub-Advisory Agreement did not increase investment advisory fees payable by any Fund or overall operating expenses of any Fund over historical fee and expense levels and that the Advisor had agreed to implement contractual breakpoints in the management of certain Funds. The Board also noted that the Advisor’s profitability of operations with respect to the Funds during the past year, while increasing over the time period, was lower than that of comparable advisors, with respect to which information was publicly available.

•	The Advisor and the Sub-Advisor have historically provided high-quality services in their management of the Funds and are committed to the successful operation of the Funds. Based upon the information provided to the Board, the Board expected that the Advisor and the Sub-Advisor would continue to provide high-quality services to the Funds. While the performance of each Fund relative to its benchmark securities and market indices and comparable funds has varied over time, the Funds had performed well overall relative to applicable benchmarks in the prior year and asset levels for the Funds had increased in recent months. The Board also noted improvement in the overall performance of the Funds over longer time periods generally. Although certain Funds had not performed as well as their respective benchmarks, the Board concluded that the Advisor’s and the Sub-Advisor’s investment management methodologies, which are focused on managing the risk and reducing the negative variance of each Fund’s performance relative to its benchmark, should produce over time more predictable long-term performance for each Fund relative to its benchmark.

•	The Advisor has demonstrated a commitment to monitor expenses and take appropriate steps to reduce expenses. The Advisor has taken significant steps in recent years to decrease the overall expense ratios of the Funds, including re-negotiating service provider fees, reducing the impact of smaller than average shareholder accounts, and implementing contractual breakpoints in its management fees for certain Funds, and has committed significant resources to the operations of the Funds. Among other things, the Advisor has taken steps to improve the effectiveness and efficiencies of operations through changes in investment management, operations and information systems, shareholder services, and other areas. Finally, while maintaining overall continuity of the management of the Funds, the Advisor has also been increasing the quality and depth of its capabilities relating to investment management and operations.

Under the terms of the World Advisory Agreement and the terms of the Combined Advisory Agreement, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Board.

Under the terms of the Combined Sub-Advisory Agreement, the Sub-Advisor provides sub-advisory services to the Sub-Advised Funds. Subject to the supervision of the Advisor, the Sub-Advisor is responsible for the management of each Sub-Advised Fund’s portfolio, including decisions regarding purchases and sales of portfolio securities by the Sub-Advised Funds. The Sub-Advisor is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.

If not sooner terminated, the World Advisory Agreement, Combined Advisory Agreement and Combined Sub-Advisory Agreement will continue in effect until June 30, 2004, and for successive one-year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the World Advisory Agreement, Combined Advisory Agreement or Combined Sub-Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. The World Advisory Agreement, Combined Advisory Agreement and Combined Sub-Advisory Agreement are each terminable with respect to a Fund by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days’ written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days’ written notice to the Fund. The Sub-Advisor may terminate its sub-advisory relationship with respect to a Sub-Advised Fund without penalty upon 90 days’ written notice to the Fund. Each of the World Advisory Agreement, Combined Advisory Agreement and Combined Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under each Advisory Agreement, the Funds paid the Advisor annual fees for the services performed based on a percentage of each Fund’s average daily net assets, computed daily and paid monthly (prior to June 13, 2003) or daily (after June 13, 2003 except with respect to the Future Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, NetNet Fund and Power Plus Fund). For the advisory services provided and expenses assumed by it under the World Advisory Agreement and Combined Advisory Agreement, the Advisor has agreed to an annual fee from the Future Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, NetNet Fund and Power Plus Fund computed daily and paid monthly and from each other Fund computed daily and paid daily. The rates of compensation for each Fund are set forth below:

1.15% of average daily net assets

•	Emerging Markets Fund

1.00% of the first $250 million of average daily net assets and 0.75% of average daily net assets in excess of $250 million

•	Healthcare Fund

1.00% of the first $250 million of average daily net assets and 0.75% of average daily net assets in excess of $250 million

•	International Growth Fund

1.00% of average daily net assets

•	Micro-Cap Equity Fund

1.00% of the first $300,000,000 of average daily net assets; 0.90% of average daily net assets from $300,000,001 to $1 billion; and 0.80% of average daily net assets in excess of $1 billion

•	Future Technology Fund

1.00% of the first $1 billion of average daily net assets; and 0.90% of average daily net assets in excess of $1 billion

•	NetNet Fund

0.75% of the first $1 billion of average daily net assets; 0.725% of average daily net assets from $1 billion to $2 billion; and 0.70% of average daily net assets in excess of $2 billion

•	Multi-Season Growth Fund

0.75% of the first $100 million of average daily net assets; and 0.70% of average daily net assets in excess of $100 million

•	Large-Cap Value Fund

0.75% of average daily net assets

•	International Equity Fund

•	MidCap Select Fund

•	Small-Cap Value Fund

•	Small Company Growth Fund

•	Power Plus Fund

0.74% of average daily net assets

•	Real Estate Equity Investment Fund

0.65% of average daily net assets

•	Balanced Fund

0.50% of the first $1 billion of average daily net assets; and 0.45% of average daily net assets in excess of $1 billion

•	Intermediate Bond Fund

0.50% of the first $1 billion of average daily net assets; and 0.45% of average daily net assets in excess of $1 billion

•	Bond Fund

•	Tax-Free Bond Fund

•	U.S. Government Income Fund

0.50% of the first $200 million of average daily net assets; and 0.40% of average daily net assets in excess of $200 million

•	Tax-Free Short & Intermediate Bond Fund

0.50% of average daily net assets

•	International Bond Fund

•	Michigan Tax-Free Bond Fund

0.35% of average daily net assets

•	Cash Investment Fund

•	Tax-Free Money Market Fund

0.20% of the first $250 million of average daily net assets; 0.12% of the next $250 million of average daily net assets and 0.07% of average daily net assets in excess of $500 million

•	Index 500 Fund

The Advisor pays the Sub-Advisor with respect to each Sub-Advised Fund an amount equal to 40% of the net revenues earned by the Advisor with respect to that Fund. For purposes of this calculation, “net revenues” with respect to a Sub-Advised Fund is equal to the amount of advisory fees charged by the Advisor for that Fund, above, less the sum of (i) any advisory fee waivers and expense reimbursements made by the Advisor for that Fund, and (ii) any payments made by the Advisor to broker/dealers, wirehouses, or other third party intermediaries based on sales of the Fund made by, and/or assets of the Fund held through, such entities.

The advisory fees for each of the Funds (including when they were Predecessor Funds, if applicable) for the last three fiscal years are set forth below.

	Fiscal year ended June 30, 2002		Fiscal year ended June 30, 2003		Fiscal year ended June 30, 2004
	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived
Balanced Fund	$775,066	—	$660,103	—	$777,101	—
Bond Fund	$781,032	—	$600,559	—	$379,106	—
Cash Investment Fund	$3,986,802	—	$3,746,952	—	$2,996,510	—
Emerging Markets Fund	$397,052	—	$248,411	—	$289,512	$5,953
Future Technology Fund	$5,263,983	—	$2,589,297	—	$2,839,761	—
Healthcare Fund	$3,563,750	—	$2,051,062	—	$2,567,264	—
Index 500 Fund	$1,175,053	—	$1,056,467	—	$1,179,790	—
Intermediate Bond Fund	$1,904,392	—	$1,874,285	—	$1,909,613	—
International Bond Fund	$170,262	—	$204,164	—	$236,397	—
International Equity Fund	$895,179	—	$644,673	—	$394,986	—
International Growth Fund	$474,634	—	$282,931	—	$289,419	$5,953
Large-Cap Value Fund	$1,264,588	—	$922,851	—	$687,505	—
Michigan Tax-Free Bond Fund	$245,639	—	$215,052	—	$142,299	—
Micro-Cap Equity Fund	$1,211,248	—	$1,252,323	—	$2,174,267	—
MidCap Select Fund	$236,107	—	$213,791	—	$452,722	—
Multi-Season Growth Fund	$2,727,808	—	$1,190,167	—	$862,015	—
NetNet Fund	$13,357,216	—	$7,061,858	—	$9,781,652	—
Power Plus Fund	$995,733	—	$523,941	—	$560,487	—
Real Estate Equity Investment Fund	$422,244	—	$410,529	—	$512,727	—
Small-Cap Value Fund	$682,408	—	$717,604	—	$1,905,612	—
Small Company Growth Fund	$598,665	—	$338,054	—	$384,404	—
Tax-Free Bond Fund	$603,752	—	$491,941	—	$291,815	—
Tax-Free Money Market Fund	$1,114,133	—	$1,027,043	—	$938,433	—
Tax-Free Short & Intermediate Bond Fund	$866,458	—	$865,092	—	$1,025,317	—
U.S. Government Income Fund	$1,113,045	—	$1,120,361	—	$726,205	—

In addition to advisory fee waivers, the Advisor reimbursed expenses for certain Funds during the fiscal years ended June 30, 2002 and 2003. During the fiscal year ended June 30, 2002, the Advisor reimbursed the Healthcare Fund in the amount of $309,938 and the International Growth Fund in the amount of $81,963. During the fiscal year ended June 30, 2003, the Advisor reimbursed the Cash Investment Fund in the amount of $5,713, the Emerging Markets Fund in the amount of $109,144, the International Growth Fund in the amount of $93,404, and the Tax Free Money Market Fund in the amount of $5,036. The Advisor did not reimburse expenses for any of the Funds during the fiscal year ended June 30, 2004.

Administrator. In addition to serving as the Advisor to the Funds, MCM also serves as the administrator (“Administrator”) for the Funds. Each of the Funds has entered into an Administration Agreement with MCM (“Administration Agreement”) that was amended and restated on October 30, 2003 and further amended most recently on August 10, 2004. Pursuant to the Administration Agreement, MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Munder Funds; (ii) monitoring and coordinating the activities of the other service providers of the Munder Funds; (iii) providing fund accounting functions, including overseeing the computation of the net asset value of each Munder Fund; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

The Administration Agreement permits MCM to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Munder Funds. Accordingly, MCM has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”), the former administrator to the Munder Funds, to provide certain administrative services to the Munder Funds.

As compensation for its administrative services, commencing June 1, 2004, the Administrator receives from each Fund an annual fee that is billed and payable monthly equal to the greater of (1) $50,000 plus $6,000 per each active class of such Fund greater than one, or (2) a percentage of the average daily net assets of such Fund that varies with the amount of such Fund’s average daily net assets as follows: (a) 0.1530% of average daily net assets up to $100,000,000, (b) 0.128% of average daily net assets from $100,000,001 to $250,000,000, (c) 0.104% of average daily net assets from $250,000,001 to $500,000,000, (d) 0.079% of average daily net assets from $500,000,001 to $1,000,000,000 and (e) 0.055% of average daily net assets in excess of $1,000,000,000.

As compensation for its administrative services, for the period February 10, 2004 through May 31, 2004, the Administrator was entitled to receive an annual fee based on a percentage of the average daily net assets of all of the Munder Funds (“Aggregate Net Assets”). For all of the Munder Funds (except for the Munder S&P® MidCap Index Equity Fund and Munder S&P® SmallCap Index Equity Fund (“Index Equity Funds”) and Munder Institutional Government Money Market Fund and Munder Institutional Money Market Fund (“Institutional Money Market Funds”)) the Administrator received an annual fee equal to 0.1346% of the Aggregate Net Assets.

As compensation for its administrative services for all Munder Funds (except for the Index Equity Funds and Institutional Money Market Funds) for the period June 1, 2003 through February 10, 2004, the Administrator was entitled to receive an annual fee that was the greater of (1) the Munder Funds complex minimum, calculated by multiplying $75,000 by the number of applicable Munder Funds (except for the Index Equity Funds and Institutional Money Market Funds), or (2) a fee equal to 0.1477% of the Aggregate Net Assets for the first $2.8 billion of the Aggregate Net Assets,

0.1377% of the Aggregate Net Assets for the next $2.2 billion of the Aggregate Net Assets, 0.1357% of the Aggregate Net Assets for the next $5.0 billion of the Aggregate Net Assets, 0.0867% of the Aggregate Net Assets for the next $2.5 billion of the Aggregate Assets, and 0.0767% of the Aggregate Net Assets above that amount. In addition, for the period commencing on June 1, 2003 through February 10, 2004, the Administrator agreed to limit the total compensation it may receive for its services as Administrator for all of the Munder Funds to a prorated portion of an annualized amount of $3.4 million, after payment by the Administrator of all standard basis points and complex minimum fees to sub-administrators for the Munder Funds.

As compensation for its administrative services for all Munder Funds (except for the Index Equity Funds and Institutional Money Market Funds) for the period June 1, 2002 through May 31, 2003, the Administrator was entitled to receive an annual fee that was the greater of (1) the Munder Funds complex minimum, calculated by multiplying $75,000 by the number of applicable Munder Funds (except for the Index Equity Funds and Institutional Money Market Funds), or (2) a fee equal to 0.1410% of the Aggregate Net Assets for the first $2.8 billion of the Aggregate Net Assets, 0.1310% of the Aggregate Net Assets for the next $2.2 billion of the Aggregate Net Assets, 0.1290% of the Aggregate Net Assets for the next $5.0 billion of the Aggregate Net Assets, 0.08% of the Aggregate Net Assets for the next $2.5 billion of the Aggregate Assets, and 0.07% of the Aggregate Net Assets above that amount. For the period June 1, 2002 through May 31, 2003, the Administrator agreed to limit the total compensation it received for its services as Administrator for all of the Munder Funds to $3.9 million, after payment by the Administrator of all standard basis points and complex minimum fees to sub-administrators for the Munder Funds.

Prior to June 1, 2002, State Street received administrative fees from each of the Funds (including when they were Predecessor Funds, if applicable) in the amounts set forth in the table below.

Period July 1, 2001 through May 31, 2002
Balanced Fund	$115,423
Bond Fund	$152,938
Cash Investment Fund	$1,115,414
Emerging Markets Fund	$31,105
Future Technology Fund	$525,506
Healthcare Fund	$388,646
Index 500 Fund	$1,010,809
Intermediate Bond Fund	$368,239
International Bond Fund	$32,782
International Equity Fund	$116,024
International Growth Fund	$46,594
Large-Cap Value Fund	$164,197
Michigan Tax-Free Bond Fund	$47,761
Micro-Cap Equity Fund	$114,924
MidCap Select Fund	$30,383
Multi-Season Growth Fund	$358,669
NetNet Fund	$1,334,984
Power Plus Fund	$130,352
Real Estate Equity Investment Fund	$55,008
Small-Cap Value Fund	$86,097
Small Company Growth Fund	$78,738
Tax-Free Bond Fund	$118,206
Tax-Free Money Market Fund	$311,933
Tax-Free Short & Intermediate Bond Fund	$168,210
U.S. Government Income Fund	$215,487

For the period June 1, 2002 through June 30, 2002 and the fiscal years ended June 30, 2003 and 2004, MCM received administrative fees from the Funds (including when they were Predecessor Funds, if applicable) in the amounts set forth in the table below.

	June 1, 2002 through June 30, 2002	Fiscal year ended June 30, 2003	Fiscal year ended June 30, 2004
Balanced Fund	$13,200	$137,914	$167,739
Bond Fund	$14,870	$162,938	$106,880
Cash Investment Fund	$112,047	$1,452,938	$1,175,939
Emerging Markets Fund	$3,040	$26,978	$35,949
Future Technology Fund	$37,421	$351,599	$396,826
Healthcare Fund	$30,419	$278,594	$361,628
Index 500 Fund	$102,385	$1,177,320	$1,420,602
Intermediate Bond Fund	$42,221	$508,809	$527,873
International Bond Fund	$3,951	$55,489	$66,326
International Equity Fund	$12,369	$116,628	$74,193
International Growth Fund	$4,333	$38,381	$42,923
Large-Cap Value Fund	$17,491	$166,845	$129,093
Michigan Tax-Free Bond Fund	$5,112	$58,389	$43,535
Micro-Cap Equity Fund	$16,270	$170,103	$302,007
MidCap Select Fund	$3,570	$38,701	$84,754
Multi-Season Growth Fund	$32,217	$215,025	$161,671
NetNet Fund	$92,880	$960,022	$1,336,796
Power Plus Fund	$12,243	$94,819	$105,174
Real Estate Equity Investment Fund	$6,545	$75,338	$97,472
Small-Cap Value Fund	$12,362	$130,180	$349,690
Small Company Growth Fund	$6,932	$61,188	$73,571
Tax-Free Bond Fund	$12,071	$133,508	$83,927
Tax-Free Money Market Fund	$30,771	$398,349	$374,651
Tax-Free Short & Intermediate Bond Fund	$18,374	$235,057	$286,539
U.S. Government Income Fund	$24,361	$304,147	$205,045

Distributor. The Funds’ Distributor is Funds Distributor, Inc. (“FDI” or “Distributor”) and its principal office is located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. The Funds have entered into a distribution agreement, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Under the Distribution Agreement, the Funds pay no fees to FDI for its services as distributor. Nevertheless, in its role as distributor, FDI is the dealer of record on shares of the Funds purchased without using a broker or other intermediary, and, as such, FDI receives the applicable commissions and 12b-1 fees associated with such shares. In addition, the Advisor pays FDI a fee for providing certain distribution support services relating to the Funds.

Distribution and Services Arrangements. Under the Distribution and Service Plan (“Plan”), applicable to Class A, Class B, Class C, Class R and Class K shares, but adopted in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class B, Class C and Class R shares of the Funds only, each of the Funds may use its assets with respect to those classes of shares to finance activities relating to the distribution of its shares and the provision of certain shareholder services.

Under the Plan, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of each Fund. Also, under the Plan, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the

Class B, Class C and Class R shares of each relevant Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B, Class C and Class R shares of each relevant Fund. However, under the Distribution Agreement, the fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of any series attributable to its Class R shares.

The Plan also provides that the Funds may pay up to 0.25%, or up to 0.15% in the case of the Money Market Funds, of the value of the average daily net assets of the Class K shares beneficially owned by the customers of banks and other financial institutions to financial institutions that have entered into agreements with the Funds to provide shareholder services to their customers. The Plan with respect to Class K shares is a non-Rule 12b-1 shareholder servicing plan.

Services provided by financial institutions under their Class K shares service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Class K shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the institutions; (vii) providing sub-accounting with respect to Class K shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Funds’ arrangements with institutions; and (x) providing such other similar services as the Funds may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

Under the terms of the Plan, the Plan continues from year to year with respect to each class of shares, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of that Plan (the “Non-Interested Plan Trustees”). The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval. All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund. Pursuant to the Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

In the case of Class A, Class B, Class C and Class R shares, the Trustees have determined that the Plan will benefit the Funds and their shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

In the case of Class K shares, the Trustees have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

With respect to Class B, Class C and Class R shares of each relevant Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund’s Class B, Class C and Class R shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Funds or their shareholders.

The fees paid to the Distributor pursuant to the Plan for the Class A, Class B and Class C shares of the Funds (including when they were Predecessor Funds, if applicable) are set forth in the tables below. Fee information is not provided for the Class R shares of the Balanced Fund, Healthcare Fund, Index 500 Fund, Micro-Cap Equity Fund, Mid-Cap Select Fund, NetNet Fund, Small-Cap Value Fund and U.S. Government Income Fund because, as of June 30, 2004, Class R shares for the Funds had not yet commenced operations.

	Class A Shares
	Fiscal year ended June 30, 2002		Fiscal year ended June 30, 2003		Fiscal year ended June 30, 2004
	Service Fees	Contingent Deferred Sales Charges	Service Fees	Contingent Deferred Sales Charges	Service Fees	Contingent Deferred Sales Charges
Balanced Fund	$60,204	$258	$60,820	$6,770	$80,965	$2,499
Bond Fund	$17,150	$4,844	$14,877	—	$12,054	—
Cash Investment Fund	$312,880	$2,231	$312,269	$118,391	$264,013	$9,520
Emerging Markets Fund	$5,040	$1,520	$3,547	$6,514	$5,043	—
Future Technology Fund	$445,246	$2,067	$220,974	$16,945	$235,463	$4,670
Healthcare Fund	$307,629	$561	$152,084	$2,316	$199,376	$10,000
Index 500 Fund	$954,213	$12,302	$803,413	$2,025	$1,047,966	$27
Intermediate Bond Fund	$24,922	$11,199	$28,141	$21,227	$22,980	$750
International Bond Fund	$3,469	$9,405	$6,276	$36,478	$8,777	$2,924
International Equity Fund	$16,152	$30,181	$13,634	$125,787	$12,655	—
International Growth Fund	$3,180	—	$1,828	$3,703	$1,865	—
Large-Cap Value Fund	$16,673	$4	$14,176	—	$14,693	—
Michigan Tax-Free Bond Fund	$5,054	$46	$5,799	—	$6,167	—
Micro-Cap Equity Fund	$107,480	$3,981	$129,916	$1,557	$282,671	$67,714
MidCap Select Fund	$6,014	$78	$6,592	—	$19,452	—
Multi-Season Growth Fund	$101,962	$1	$67,417	—	$75,548	—
NetNet Fund	$1,215,992	$13,543	$662,196	$28,655	$915,287	$6,135
Power Plus Fund	$111,797	—	$51,658	—	$54,439	—
Real Estate Equity Investment Fund	$7,902	$14	$8,143	$5,349	$11,937	$7,924
Small-Cap Value Fund	$26,883	$4,764	$34,167	—	$112,301	—
Small Company Growth Fund	$20,820	—	$11,639	—	$15,639	—
Tax-Free Bond Fund	$9,574	—	$12,585	$1,794	$14,201	—
Tax-Free Money Market Fund	$213,150	—	$211,604	—	$226,211	—
Tax-Free Short & Intermediate Bond Fund	$17,001	—	$41,880	$6,761	$55,794	—
U.S. Government Income Fund	$26,055	$4,555	$39,330	$15,743	$42,842	$13,805

	Class B Shares
	Fiscal year ended June 30, 2002		Fiscal year ended June 30, 2003		Fiscal year ended June 30, 2004
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Balanced Fund	$484,620	$225,076	$398,374	$210,419	$419,904	$101,100
Bond Fund	$75,680	$55,735	$88,187	$35,761	$69,681	$22,954
Cash Investment Fund	N/A	N/A	$149,752	$152,184	$227,658	$174,832
Emerging Markets Fund	$14,492	$10,566	$11,982	$2,974	$20,271	$5,704
Future Technology Fund	$2,164,755	$1,573,613	$1,081,656	$655,942	$1,189,911	$409,809
Healthcare Fund	$1,693,542	$1,219,975	$924,050	$534,530	$1,158,960	$340,522
Index 500 Fund	$3,319,282	$749,520	$2,274,818	$517,352	$2,292,554	$374,657
Intermediate Bond Fund	$97,468	$55,734	$147,631	$40,364	$109,400	$49,147
International Bond Fund	$1,637	$54	$13,735	$2,355	$15,378	$2,623
International Equity Fund	$16,804	$16,882	$9,385	$4,671	$13,063	$2,248
International Growth Fund	$7,732	$7,688	$4,789	$3,081	$6,719	$1,935
Large-Cap Value Fund	$117,614	$73,204	$91,711	$48,618	$98,771	$21,600
Michigan Tax-Free Bond Fund	$10,366	$442	$11,873	$14,796	$11,089	$4,315
Micro-Cap Equity Fund	$399,631	$163,770	$372,268	$141,765	$512,785	$102,161
MidCap Select Fund	$18,982	$16,926	$23,276	$7,249	$54,970	$9,300
Multi-Season Growth Fund	$189,732	$102,188	$94,064	$27,195	$94,724	$31,669
NetNet Fund	$5,813,403	$4,012,086	$3,051,014	$1,512,370	$4,140,160	$1,107,379
Power Plus Fund	$617,103	$470,888	$339,514	$263,015	$375,952	$163,344
Real Estate Equity Investment Fund	$34,210	$12,077	$44,530	$19,900	$69,374	$27,334
Small-Cap Value Fund	$237,291	$105,967	$253,907	$109,584	$402,879	$58,228
Small Company Growth Fund	$52,315	$28,225	$29,622	$13,534	$28,356	$5,570
Tax-Free Bond Fund	$31,028	$11,946	$36,230	$17,407	$25,346	$5,253
Tax-Free Short & Intermediate Bond Fund	$26,252	$8,206	$52,413	$10,301	$51,162	$22,428
U.S. Government Income Fund	$138,090	$75,101	$218,491	$78,149	$142,865	$75,028

	Class C Shares
	Fiscal year ended June 30, 2002		Fiscal year ended June 30, 2003		Fiscal year ended June 30, 2004
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Balanced Fund	$217,465	$14,275	$160,283	$5,486	$166,803	$2,240
Bond Fund	$9,341	$827	$10,534	$3,181	$6,979	$165
Cash Investment Fund	N/A	N/A	$43,799	$2,614	$26,334	$1,185
Emerging Markets Fund	$3,645	$1,425	$3,161	$130	$4,690	$266
Future Technology Fund*	$1,213,675	$87,509	$582,464	$16,105	$672,435	$3,759
Healthcare Fund	$909,927	$71,020	$461,001	$9,978	$546,289	$2,615
Intermediate Bond Fund	$12,197	$1,328	$19,445	$1,397	$15,430	$239
International Bond Fund	$340	$0	$6,363	$400	$12,108	$1,365
International Equity Fund	$21,706	$1,286	$13,795	$7,023	$14,597	—
International Growth Fund	$5,176	$703	$3,481	$5,263	$3,916	$271
Large-Cap Value Fund	$38,237	$1,830	$27,826	$342	$31,561	$267
Michigan Tax-Free Bond Fund	$1,126	$15	$9,744	$1	$4,861	$98
Micro-Cap Equity Fund	$203,160	$6,412	$225,439	$8,773	$374,757	$16,766
MidCap Select Fund*	$9,521	$783	$11,467	$736	$23,203	$434
Multi-Season Growth Fund	$60,120	$3,440	$35,124	$570	$49,366	$31
NetNet Fund	$2,646,895	$73,330	$1,325,139	$21,613	$1,923,366	$28,420
Power Plus Fund*	$245,872	$32,297	$142,440	$18,597	$151,450	$2,016
Real Estate Equity Investment Fund	$9,933	$325	$12,507	$323	$19,902	$151
Small-Cap Value Fund	$72,938	$3,740	$89,513	$4,400	$247,055	$8,699
Small Company Growth Fund	$20,879	$435	$12,223	$643	$14,625	$4
Tax-Free Bond Fund	$7,384	$437	$6,541	$2,253	$7,046	$601
Tax-Free Short & Intermediate Bond Fund	$8,895	$576	$50,109	$1,640	$84,199	$3,891
U.S. Government Income Fund	$24,120	$1,285	$37,713	$3,393	$28,757	$492

*	Information provided is for Class II shares, which were subject to the same distribution and service fees payable by Class C shares under the Plan. Class II shares were converted and/or reclassified as Class C shares as of the close of business on October 31, 2003. Class II shares are no longer offered.

The following amounts paid to the Distributor by the Funds (including when they were Predecessor Funds, if applicable) under the Plan for Class A shares during the fiscal year ended June 30, 2004 were spent on:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Balanced Fund	$16,619.45	—	—	$64,378.53	—	—
Bond Fund	$4,889.49	—	—	$7,164.61	—	—
Cash Investment Fund	$4,333.76	—	—	$259,690.47	—	—
Emerging Markets Fund	$670.07	—	—	$4,379.89	—	—
Future Technology Fund	$10,978.18	—	—	$224,627.67	—	—
Healthcare Fund	$20,119.44	—	—	$179,424.71	—	—
Index 500 Fund	$475,032.93	—	—	$573,344.69	—	—
Intermediate Bond Fund	$1,069.95	—	—	$21,908.81	—	—
International Bond Fund	$252.97	—	—	$8,525.23	—	—
International Equity Fund	$1,618.25	—	—	$11,049.04	—	—
International Growth Fund	$154.70	—	—	$1,712.17	—	—
Large-Cap Value Fund	$877.35	—	—	$13,823.53	—	—
Michigan Tax-Free Bond Fund	$920.51	—	—	$5,253.84	—	—
Micro-Cap Equity Fund	$73,434.41	—	—	$209,528.24	—	—
MidCap Select Fund	$2,645.39	—	—	$16,827.09	—	—
Multi-Season Growth Fund	$8,711.25	—	—	$66,868.91	—	—
NetNet Fund	$171,190.62	—	—	$744,832.86	—	—
Power Plus Fund	$2,560.45	—	—	$51,964.35	—	—
Real Estate Equity Investment Fund	$721.78	—	—	$11,220.37	—	—
Small Company Growth Fund	$3,496.09	—	—	$12,153.95	—	—
Small-Cap Value Fund	$21,326.02	—	—	$91,057.16	—	—
Tax-Free Bond Fund	$524.25	—	—	$13,674.58	—	—
Tax-Free Money Market Fund	$673.72	—	—	$8,110.31	—	—
Tax-Free Short & Intermediate Bond Fund	$1,246.10	—	—	$54,549.63	—	—
U.S. Government Income Fund	$11,206.97	—	—	$31,632.66	—	—

The following amounts paid to the distributor by the Funds (including when they were Predecessor Funds, if applicable) under the Plan for Class B shares during the fiscal year ended June 30, 2004 were spent on:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Balanced Fund	—	—	—	$99,679.84	—	$320,388.84
Bond Fund	—	—	—	$16,549.22	—	$53,135.77
Cash Investment Fund	—	—	—	$7.86		$132,220.94
Emerging Markets Fund	—	—	—	$4,606.15	—	$15,693.21
Future Technology Fund	—	—	—	$274,952.35	—	$915,635.51
Healthcare Fund	—	—	—	$273,749.09	—	$886,163.08
Index 500 Fund	—	—	—	$311,852.64	—	$834,424.27
Intermediate Bond Fund	—	—	—	$25,210.65	—	$84,183.07
International Bond Fund	—	—	—	$3,427.53	—	$11,949.65
International Equity Fund	—	—	—	$2,993.74	—	$10,079.97
International Growth Fund	—	—	—	$1,589.85	—	$5,134.52
Large-Cap Value Fund	—	—	—	$23,600.95	—	$75,220.58
Michigan Tax-Free Bond Fund	—	—	—	$2,166.45	—	$8,920.21
Micro-Cap Equity Fund	—	—	—	$111,371.91	—	$401,995.92
MidCap Select Fund	—	—	—	$11,067.29	—	$43,958.63
Multi-Season Growth Fund	—	—	—	$22,861.82	—	$71,903.13
NetNet Fund	—	—	—	$954,353.08	—	$3,189,411.49
Power Plus Fund	—	—	—	$89,067.72	—	$287,561.94
Real Estate Equity Investment Fund	—	—	—	$14,744.38	—	$54,670.83
Small Company Growth Fund	—	—	—	$6,658.96	—	$21,717.96
Small-Cap Value Fund	—	—	—	$81,228.51	—	$321,943.83
Tax-Free Bond Fund	—	—	—	$5,179.95	—	$20,164.20
Tax-Free Short & Intermediate Bond Fund	—	—	—	$9,733.05	—	$41,427.80
U.S. Government Income Fund	—	—	—	$31,989.74	—	$110,863.29

The following amounts paid to the distributor by the Funds (including when they were Predecessor Funds, if applicable) under the Plan for Class C shares during the fiscal year ended June 30, 2004 were spent on:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Balanced Fund	—	—	—	$133,268.87	—	$33,603.82
Bond Fund	—	—	—	$6,380.05	—	$598.36
Cash Investment Fund				$12,579.50		$2,730.41
Emerging Markets Fund	—	—	—	$4,068.09	—	$629.46
Future Technology Fund*	—	—	—	$569,093.26	—	$103,719.64
Healthcare Fund	—	—	—	$501,983.34	—	$44,768.88
Intermediate Bond Fund	—	—	—	$11,693.72	—	$5,011.37
International Bond Fund	—	—	—	$5,415.68	—	$6,693.88
International Equity Fund	—	—	—	$13,298.72	—	$1,313.74
International Growth Fund	—	—	—	$3,485.79	—	$435.19
Large-Cap Value Fund	—	—	—	$28,307.08	—	$3,269.64
Michigan Tax-Free Bond Fund	—	—	—	$1,285.35	—	$3,574.88
Micro-Cap Equity Fund	—	—	—	$261,908.09	—	$113,259.56
MidCap Select Fund*	—	—	—	$12,422.97	—	$10,803.73
Multi-Season Growth Fund	—	—	—	$47,018.28	—	$2,367.13
NetNet Fund	—	—	—	$1,638,648.49	—	$286,125.12
Power Plus Fund*	—	—	—	$137,727.64	—	$14,005.25
Real Estate Equity Investment Fund	—	—	—	$12,475.21	—	$7,429.61
Small Company Growth Fund	—	—	—	$12,752.52	—	$1,882.80
Small-Cap Value Fund	—	—	—	$99,867.15	—	$159,460.92
Tax-Free Bond Fund	—	—	—	$4,905.54	—	$2,138.61
Tax-Free Short & Intermediate Bond Fund	—	—	—	$24,230.03	—	$59,966.71
U.S. Government Income Fund	—	—	—	$19,551.79	—	$9,202.14

*	Information provided is for Class II shares, which were subject to the same distribution and service fees payable by Class C shares under the Plan. Class II shares were converted and/or reclassified as Class C shares as of the close of business on October 31, 2003. Class II shares are no longer offered.

Additional Compensation Paid to Intermediaries. In addition to paying fees under the Funds’ distribution and service plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These additional fees paid by the Funds to intermediaries may take one of two forms: (i) basis point payments on net assets, and/or (ii) fixed dollar amount payments per shareholder account.

The Funds’ Advisor or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, including affiliates of the Advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds.

Additional cash payments may be made by the Advisor or Distributor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. In addition, while the Funds’ Distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Funds’ Distributor may, on occasion, pay the entire front-end sales charge to such intermediaries.

Currently, the Advisor has revenue sharing arrangements with approximately 15 intermediaries. The most significant of these arrangements are with Merrill Lynch, Wachovia Securities, LLC (formerly Prudential Securities Inc.) and UBS Financial Services. The Advisor also has revenue sharing arrangements with various of its affiliates including Comerica Bank and Comerica Securities. Revenue sharing payments to financial institutions are usually structured in any of three ways: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) a fixed dollar amount. During the year ended December 31, 2003, the Advisor and/or Distributor accrued and/or paid approximately $500,000 to various unaffiliated entities pursuant to the revenue sharing arrangements applicable to all series of MST, MFFT and @Vantage. The Advisor also paid approximately $8 million pursuant to revenue sharing arrangements with its affiliates applicable to all series of MST, MFFT and @Vantage.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts;

(ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

Custodian. State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian (“State Street” or “Custodian”) to the Funds. Pursuant to the terms and provisions of the custodian contract between State Street, MST and MFFT, State Street keeps the books of account for each Fund.

Transfer and Dividend Disbursing Agent. PFPC Inc. (“Transfer Agent”) located at 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement with MST, MFFT and @Vantage under which the Transfer Agent (i) issues and redeems shares of each Fund; (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Funds; (v) makes periodic reports to the Board concerning the operations of the Funds; and (vi) conducts certain anti-money laundering activities on behalf of the Funds.

Comerica Bank. As stated in each Fund’s Prospectus, Class K Shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Bank, its affiliates and subsidiaries and other institutions that have entered into agreements with the Funds providing for shareholder services for their customers.

Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. In approving the Administration Agreement, the Custodian Contract and the Transfer Agency Agreement, the Board considered the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of the Funds and whether or not the Custodian or the Transfer Agent is affiliated with the Funds or the Advisor. The Board also considered its responsibilities under Federal and state law in approving these agreements.

Except as noted in this SAI, the Funds’ service contractors bear all expenses in connection with the performance of their services and each Fund bears the expenses incurred in its operations. Expenses borne by the Funds include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying each Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders’ meetings and proxy solicitations; fidelity bond and directors’ and officers’ liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of MST, MMFT or @Vantage that are not readily identifiable as belonging to a particular investment portfolio are allocated among all investment portfolios of MST, MFFT and @Vantage by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by a Fund in addition to the other series of MST and MFFT, as applicable. The

Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees and/or reimburse certain Fund expenses from time to time.

CODES OF ETHICS

MST, MFFT, @Vantage and the Advisor have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of MST, MFFT, @Vantage and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). The Sub-Advisor has also adopted codes of ethics as required by applicable law, which is designed to prevent affiliated persons of MST, MFFT, @Vantage and the Sub-Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC’s website at http:\\www.sec.gov.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor or the Sub-Advisor, as the case may be, causes investment decisions for each of the Funds to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Funds.

Consistent with the Combined Advisory Agreements and Combined Sub-Advisory Agreement for the Funds, the Advisor, and in the case of the Sub-Advised Funds, the Sub-Advisor, selects broker-dealers to execute transactions on behalf of the Funds using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor or the Sub-Advisor, as the case may be, consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer’s risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor and Sub-Advisor generally seek reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor or the Sub-Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor or Sub-Advisor may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor or Sub-Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Advisor or Sub-Advisor in connection with the Advisor’s or Sub-Advisor’s services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor or the Sub-Advisor, as the case may be, and does not reduce the advisory fees payable to the Advisor or the Sub-Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed.

Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a “net” basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor or the Sub-Advisor, as the case may be, will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Each of the Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor or the Sub-Advisor, as the case may be, believes such practice to be in such Fund’s best interests.

Investment decisions for each Fund and for other investment accounts managed by the Advisor or Sub-Advisor, as the case may be, are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor or Sub-Advisor seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor or Sub-Advisor may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Funds will not purchase any securities while the Advisor or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities except pursuant to procedures adopted by the Board, in accordance with Rule 10f-3 under the 1940 Act.

Under the 1940 Act, persons affiliated with the Advisor, the Sub-Advisor, the Distributor and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

The table below shows information on brokerage commissions paid by each of the Funds (including when they were Predecessor Funds, if applicable) for the last three fiscal years, all of which were paid to entities that are not affiliated with the Funds or the Advisor. Significant changes in brokerage commissions paid by a Fund from year to year are primarily due to varying Fund asset levels. In several cases when commissions decreased, the Funds benefited from increased usage of electronic communication networks (ECNs) for trading and exchange-traded Funds (ETFs) for managing cash.

	Fiscal year ended June 30, 2002	Fiscal year ended June 30, 2003	Fiscal year ended June 30, 2004
Balanced Fund	$152,668	$132,233	$171,137
Emerging Markets Fund	$425,303	$182,653	$151,427
Future Technology Fund	$2,510,442	$964,817	$764,567
Healthcare Fund	$667,105	$628,813	$800,380
Index 500 Fund	$23,620	$51,131	$40,871
International Equity Fund	$82,392	$103,959	$31,011
International Growth Fund	$368,559	$111,431	$78,261
Large-Cap Value Fund	$173,572	$150,631	$91,199
Micro-Cap Equity Fund	$1,468,683	$687,527	$671,206
MidCap Select Fund	$69,685	$67,624	$169,407
Multi-Season Growth Fund	$377,130	$394,728	$135,921
NetNet Fund	$4,361,305	$2,554,968	$2,380,881
Power Plus Fund	$916,827	$692,477	$281,544
Real Estate Equity Investment Fund	$72,991	$45,107	$52,966
Small-Cap Value Fund	$499,518	$482,044	$639,666
Small Company Growth Fund	$484,107	$199,678	$266,762

Each of the Funds are required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2004 the Funds (including when they were Predecessor Funds, if applicable) held securities in the indicated firms as follows: the Balanced Fund held securities of Bank of America Corporation valued at $507,720, J.P. Morgan Chase & Company valued at $447,404, Lehman Brothers Holdings, Inc. valued at $551,582, and Toyota Motor Credit Corporation valued at $683,102; the Bond Fund held securities of Citigroup, Inc. valued at $982,086, and Credit Suisse First Boston USA, Inc. valued at $947,274; the Cash Investment Fund held securities of Lehman Brothers valued at $188,422,047; the Index 500 Fund held securities of Bank of America Corporation valued at $16,474,160, Bank of New York Company, Inc. valued at $2,187,416, Bear Stearns Companies, Inc. valued at $842,425, Citigroup, Inc. valued at $22,960,398, J.P. Morgan Chase & Company valued at $7,707,166, Lehman Brothers Holdings, Inc. valued at $1,986,600, and Merrill Lynch & Company, Inc. valued at $4,949,966; the Intermediate Bond Fund held securities of Bank of America Corporation valued at $3,779,175, Deutsche Bank AG valued at $5,388,000, and Toyota Motor Credit Corporation valued at $1,103,472; the International Bond Fund held securities of Bank of America Corporation valued at $1,806,401, and Citigroup, Inc. valued at $1,285,748; the International Equity Fund held securities of ABN AMRO Holding valued at $282,858, Deutsche Bank AG valued at $355,995, and Toyota Motor Corporation valued at $1,148,393; the Large-Cap Value Fund held securities of Bank of America Corporation valued at $1,653,136, Bear Stearns Company, Inc. (The) valued at $885,255, Citigroup, Inc. valued at $3,268,997, J.P. Morgan Chase & Company valued at $1,196,404, and Lehman Brothers valued at $1,183,532; and the Multi-Season Growth Fund held securities of Bank of America Corporation valued at $1,294,686, and Citigroup, Inc. valued at $2,481,333.

Since the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of a Money Market Fund. The portfolio turnover rate of each Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were 397 days or less for the Money Market Funds or one year or less for the Equity and Bond Funds) by the monthly average value of the securities held by the Fund during the year. Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.

The portfolio turnover rate of each Fund (including when it was a Predecessor Fund, if applicable) is set forth below. Significant changes in turnover rates from year to year are primarily due to varying levels of purchase and redemption activity in Fund shares. As the level or direction of transactions in Fund shares varies, portfolio managers must manage cash and make purchase and sale decisions in response to Fund share transactions. To the extent a Fund has foreign currency exposure, the effect of these fluctuations can be multiplied.

Turnover for all Funds was impacted by changes in purchase and redemption activity between fiscal 2003 to fiscal 2004. Portfolio management team changes in fiscal 2003 also affected turnover in the Power Plus Fund, as new managers made purchase and sell decisions that were different from those of their predecessors. In addition, the Small Company Growth Fund and Tax-Free Short & Intermediate Bond Fund made certain changes in fiscal 2004 in the methods used to implement investment strategies that impacted portfolio turnover. In fiscal 2004, the Small-Cap Value Fund saw reduced portfolio turnover when catalysts for purchase or sale decisions, such as earnings announcements, were primarily in one direction. The Bond Fund’s turnover rate was also impacted heavily by a decrease in the supply of new corporate issuances in fiscal 2004, compared to the previous year.

	Portfolio Turnover Rate Fiscal Year Ended June 30, 2003	Portfolio Turnover Rate Fiscal Year Ended June 30, 2004
Balanced Fund	61%	65%
Bond Fund	207%	148%
Emerging Markets Fund	136%	109%
Future Technology Fund	44%	53%
Healthcare Fund	46%	68%
Index 500 Fund	8%	2%
Intermediate Bond Fund	87%	86%
International Bond Fund	87%	64%
International Equity Fund	31%	37%
International Growth Fund	73%	60%
Large-Cap Value Fund	30%	31%
Michigan Tax-Free Bond Fund	15%	11%
Micro-Cap Equity Fund	66%	52%
MidCap Select Fund	58%	53%
Multi-Season Growth Fund	66%	43%
NetNet Fund	40%	43%
Power Plus Fund	93%	41%
Real Estate Equity Investment Fund	19%	22%
Small-Cap Value Fund	70%	43%
Small Company Growth Fund	65%	111%
Tax-Free Bond Fund	4%	16%
Tax-Free Short & Intermediate Bond Fund	15%	23%
U.S. Government Income Fund	28%	52%

ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND

CONVERSION INFORMATION

Purchases. As described in the Prospectuses (including the Shareholder Guide), shares of each of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker, financial advisor or other intermediary. The Funds have authorized one or more financial service institutions to receive on their behalf purchase orders. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive purchase orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a purchase order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

In-Kind Purchases. Payment for shares of a Fund (other than the Real Estate Equity Investment Fund) may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for such Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Funds at (800) 438-5789 for more information.

Dealer Reallowances. At the time of purchase, the Distributor will generally pay a commission (as a percentage of the offer price) to the broker of record as follows:

•	Class A Shares of the Equity Funds (except Index 500 Fund)

Amount of Purchase	Commission
Less than $25,000	5.00%
$25,000 up to $50,000	4.75%
$50,000 up to $100,000	4.00%
$100,000 up to $250,000	3.25%
$250,000 up to $500,000	2.25%
$500,000 up to $1 million	1.25%
$1 million or more	See below*

*	For investments of $1 million or more, the Distributor will pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.

•	Class A Shares of the Index 500 Fund

Amount of Purchase	Commission
Less than $100,000	2.25%
$100,000 up to $250,000	1.75%
$250,000 up to $500,000	1.25%
$500,000 up to $1 million	0.75%
$1 million or more	None

•	Class A Shares of the Bond Funds, International Bond Fund and Tax-Free Bond Funds

Amount of Purchase	Commission
Less than $100,000	3.75%
$100,000 up to $250,000	2.75%
$250,000 up to $500,000	1.75%
$500,000 up to $1 million	1.00%
$1 million or more	See below**

**	For investments of $1 million or more, the Distributor will pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.

•	Class B Shares of the Funds (except Index 500 Fund): 4.00%

•	Class B Shares of the Index 500 Fund: 2.00%

•	Class C Shares of the Funds: 1.00%

Employee Benefit Plan Sales Charge Waivers for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares by employer sponsored retirement plans that are (i) qualified under Section 401(a) or Section 403(b) of the Internal Revenue Code and (a) that invest $1,000,000 or more in Class A shares offered by The Munder Funds, (b) that have at least 75 eligible plan participants or (c) for which certain types of shareholder services are provided to plan participants pursuant to an agreement with the Funds; (ii) administered by BISYS (formerly Universal Pensions, Inc.) for employees participating in an employer-sponsored or administered retirement program under Section 408A of the Internal Revenue Code; or (iii) administered by Merrill Lynch Group Employee Services (“Merrill Lynch”) if (a) the plan’s recordkeeper on a daily valuation basis is Merrill Lynch and, on the date the plan sponsors signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds’ distributor and in funds advised or managed by MLAM (collectively “Applicable Investments”), (b) the plan’s recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or (c) the plan has 5000 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts.

CMS Energy Sales Charge Waiver for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares for employees of CMS Energy. The sales charge will only be waived if the CMS employee is participating in a Munder prototype Roth IRA plan by way of payroll deduction from CMS.

Investment Minimums. All initial Fund purchases are subject to the per Fund investment minimums stated in the Prospectuses. If an investment in Class A, Class B or Class C shares of a Fund falls below the applicable minimum, a $6 quarterly fee, to be paid by liquidating shares, may be charged to that account. If a contingent deferred sales charge (“CSDC”) applies on the shares liquidated to pay this fee, it will be included in the $6 charge; that is, only $6 worth of shares in your account will be redeemed during any quarter.

Retirement Plans. Shares of each of the Funds may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts (“IRAs”), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs and Education Savings Accounts (“ESAs”). An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account. Any applicable CDSC will be waived on shares liquidated to pay to the fee.

Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper form. The redemption proceeds will be reduced by the amount of any applicable CDSC and/or short-term trading fee.

Redemption proceeds are normally paid in cash; however, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

The Funds have authorized one or more financial service institutions to receive on their behalf redemption orders. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive redemption orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a redemption order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

Contingent Deferred Sales Charges. For Class A shares that were purchased without paying a sales charge as part of a $1 million investment, a CDSC will apply to redemptions made within one year of purchase if a sales commission was paid by the Funds at the time of the initial investment. Subject to any applicable waivers, a CDSC will also apply to redemptions of Class B shares within six years of purchase and to redemptions of Class C shares within one year of purchase. Any Class C shares that were purchased by exchange from Class II shares and any Class II shares that were converted and/or reclassified as Class C shares as of October 31, 2003 will be subject to the one-year CDSC time period applicable to Class C shares, rather than the eighteen month period that applied at the time of the purchase of the Class II shares. In each case, the CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower. The Prospectuses describe the applicable CDSC schedules.

The holding period for Class A, Class B or Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A, Class B or Class C shares, as applicable, was made. For Class C shares of a Fund acquired through an exchange of Class II shares (which are no longer offered by the Funds) or for Class II shares that were converted and/or reclassified as Class C shares on October 31, 2003, the applicable holding period will be calculated from the date of the initial purchase of Class II shares. For Class A shares of a Fund acquired through an exchange, the applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

Contingent Deferred Sales Charge Waivers for Class B Shares. In addition to the waivers described in the Prospectus and Shareholder Guide, the Funds will waive the CDSC payable upon redemptions of Class B shares of the Fund purchased after December 1, 1998 (or acquired through an exchange of shares of another Munder Fund purchased after December 1, 1998) made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after the shareholder has reached age 59½ and after the eighteen month anniversary of the purchase of Fund shares.

The Funds will also waive the CDSC payable on redemptions of Class B shares by plans administered by Merrill Lynch that would be eligible for the Class A shares sale charge waivers described above.

Short-Term Trading Fees. If you redeem or exchange Class A, Class B or Class C shares of the Emerging Markets Fund, Future Technology Fund, Healthcare Fund, International Equity Fund, International Growth Fund, NetNet Fund, Micro-Cap Equity Fund, Small-Cap Value Fund or Small Company Growth Fund within 60 days of purchase, you may be subject to a 2% short-term trading fee upon redemption or exchange based on net assets at the time of redemption or exchange. If you redeem or exchange within 60 days of purchase Class K, Class R and Class Y shares of these Funds or Class A, Class B, Class C, Class K, Class R and Class Y shares of all other Equity Funds, the Balanced Fund or the International Bond Fund purchased after January 1, 2005, you may be subject to a 2% short-term trading fee upon redemption or exchange based on net assets at the time of redemption or exchange. If a CDSC also applies upon redemption or exchange, it will be assessed in addition to the 2% fee. For instance, if you redeem Class C shares within 60 days of purchase, you will be charged a total of 3% upon redemption; that is, a 1% CDSC, plus a 2% short-term trading fee.

The ability to assess a short-term trading fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems functionality applicable to these types of accounts. As a result, exemptions from the short-term trading fee may apply to these types of accounts. The Funds encourage all brokers, retirement plan administrators and fee-based program sponsors to develop the systems functionality necessary to support the assessment of short-term trading fees and to implement such systems when available.

Involuntary Redemptions. A Fund may involuntarily redeem any account if its value falls below the applicable minimum initial investment for the account, or $2,500, whichever is lower. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to the required level. A Fund may also redeem an account involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Conversion of Class B Shares to Class A Shares. Class B shares of a Fund purchased after June 16, 2003 will automatically convert to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance of such Class B shares.

If you acquired Class B shares of a Fund before June 16, 2003, but after November 8, 2000, or by exchanging shares of another Munder Fund that you purchased before June 16, 2003, but after November 8, 2000, those shares will automatically convert to Class A shares on the first business day of the month in which the eighth anniversary of the original purchase occurs. If you acquired Class B shares of a Fund before November 8, 2000 or by exchanging shares of another Munder Fund that you purchased before November 8, 2000, those shares will automatically convert to Class A shares on the first business day of the month in which the sixth anniversary of the original purchase occurs. All Class B share conversions will be effected at the relative net asset values per share of the two classes.

Telephone Exchanges. The Funds reserve the right at any time to suspend or terminate the telephone exchange privilege or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine. The procedures currently include a recorded verification of the shareholder’s name, account number and other identifying information, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

Other Purchase and Redemption Information. Each of the Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each of the Funds may also suspend or postpone the recording of the transfer of its shares.

In addition, each of the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. Each of the Funds may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

Brokers may charge their customers a processing or service fee in connection with the purchase or redemption of Funds’ shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. An investor’s broker will provide them with specific information about any processing or service fees them will be charged.

NET ASSET VALUE

Money Market Funds. In seeking to maintain a stable net asset value of $1.00 per share with respect to the Money Market Funds, portfolio securities are valued according to the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Board has established procedures reasonably designed, taking into account current market conditions and the Funds’ investment objectives, for the purpose of maintaining a stable net asset value of $1.00 per share for each Money Market Fund for purposes of sales and redemptions. These procedures include a review by the Board, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Board will promptly consider whether any action should be initiated and, if so, what action. If the Board believes that the extent of any deviation from a Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Pursuant to Rule 2a-7 under the 1940 Act, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that such Funds will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities), nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Funds may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are “First Tier Securities” at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and such security has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board. There can be no assurance that a constant net asset value will be maintained for each Money Market Fund.

All Funds. Equity securities traded on a national securities exchange, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there were no sales of such securities on the date of valuation, but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Equity securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price (“NOCP”), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price (“CCP”) reported by Nasdaq. The NOCP will be calculated at 4:00:02 p.m. Eastern time on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the evaluated bid prices.

In the event that market quotations, as described above, are not readily available for any security, the security may be valued using pricing services or broker-dealer quotations. Each of the Funds may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.

Where no last sales price is available for a Depositary Receipt (defined to include an ADR, GDR, EDR or NYR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security’s principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by (i) the relevant exchange rate and (ii) the conversion rate of the Depositary Receipt to one share of its underlying security.

Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security’s principal exchange, except with respect to securities trading on the London Stock Exchange. Less actively-traded securities trading on the London Stock Exchange, generally referred to as “Non-SETS” traded securities are valued at the mid-price between the bid and ask prices. All other securities traded on the London Stock Exchange are valued at the last quoted sales price or other closing price determined by the London Stock Exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the prevailing exchange rate at the close of the London Stock Exchange.

Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed, but prior to the calculation of the relevant Fund’s net asset value that is likely to materially affect the value of any foreign security held by the Fund (i.e., a “significant event”), the security will be valued by the Funds’ Pricing Committee, which is made up of the Advisor’s Officers and employees as designated from time to time by management of the Advisor, using pricing procedures that have been approved by the Board in order to determine the security’s fair value. The procedures require the Funds’ Pricing Committee to meet when a security’s market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund’s portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline.

Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.

The Board has adopted special procedures for valuing securities held by the Emerging Markets Fund and the International Growth Fund (each an “Overseas Markets Fund”) that are traded principally on an overseas market or exchange (“Foreign Security”). On each day on which the net asset value of each Overseas Markets Fund is calculated, if the change in the value of the U.S. equity markets (as represented by the S&P 500® Index or another appropriate benchmark) exceeds a specific threshold, each Foreign Security held by an Overseas Markets Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in the values of certain markets, indices and/or securities) rather than using the last closing price of such Foreign Security on its principal overseas market or exchange. Each of the fair value determinations made by the independent pricing agent is subject to adjustment by the Pricing Committee. The specific threshold for fair valuing Foreign Securities may be revised, from time to time, by the Board as it deems appropriate and necessary. In addition, the Pricing Committee will regularly monitor and review the valuations provided by the pricing agent and will periodically report to the Board on the pricing agent’s performance.

In addition to fair valuations made by the Funds’ Pricing Committee with respect to significant events, restricted and illiquid securities (including venture capital investments) and securities and assets for which a current market price is not readily available will be valued by the Funds’ Pricing Committee at their fair value pursuant to pricing procedures adopted by the Funds’ Board.

Index Funds. In certain instances, a Fund whose investment objective is to track the performance of an index (i.e., an “Index Fund”) may be unable to obtain a current market value for a security held by the Index Fund by (i) using readily available market quotations, (ii) using pricing services, or (iii) obtaining broker-dealer quotations. In such circumstances, the security may be valued using the last reported market quotation, if using such market quotation will not materially affect the Index Fund’s net asset value.

Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board’s input on any particular issue.

All cash, receivables and current payables are carried on each Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

PERFORMANCE INFORMATION

From time to time, quotations of a Fund’s performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Yield of the Money Market Funds. The Money Market Funds’ current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and any additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. Based on the foregoing computations, the table below shows the annualized yields for all share classes of the Cash Investment and Tax-Free Money Market Funds for the seven-day period ended June 30, 2004.

	Class A Yield	Class B Yield	Class C Yield	Class K Yield	Class Y Yield
Cash Investment Fund	0.44%	0.01%	0.01%	0.54%	0.69%
Tax-Free Money Market Fund	0.48%	N/A	N/A	0.33%	0.48%

	Class A Effective Yield	Class B Effective Yield	Class C Effective Yield	Class K Effective Yield	Class Y Effective Yield
Cash Investment Fund	0.44%	0.01%	0.01%	0.54%	0.69%
Tax-Free Money Market Fund	0.48%	N/A	N/A	0.33%	0.48%

In addition, a standardized “tax-equivalent yield” may be quoted for the Tax-Free Money Market Fund, which is computed by: (a) dividing the portion of the Fund’s yield (as calculated above) that is exempt from Federal income tax by 1 minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax. For the seven-day period ended June 30, 2004 the tax-equivalent yield for Class A, Class K and Class Y shares of the Tax-Free Money Market Fund were 0.70% (Class A), 0.48% (Class K) and 0.70% (Class Y) calculated for all share classes based on a stated tax rate of 31%. The fees which may be imposed by institutions on their customers are not reflected in the calculations of yields for the Funds.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund’s investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

Performance of the Non-Money Market Funds-Yield. The standard 30-day yield for each of the Bond Funds, the Tax-Free Bond Funds and the International Bond Fund is calculated in accordance with the method prescribed by the SEC for mutual funds:

YIELD = 2 [( a-b + 1)6 - 1]

      cd

Where:

a =dividends and interest earned by a Fund during the period;

b =expenses accrued for the period (net of reimbursements and waivers);

c =average daily number of shares outstanding during the period entitled to receive dividends;

d =maximum offering price per share on the last day of the period.

For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable “a” in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

Interest earned on tax-exempt obligations that are issued without original issue discount and that have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage- or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable “b” in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund’s mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable “d” in the formula). A Fund’s maximum offering price per share for purposes of the formula includes the maximum sales charge imposed – currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A Shares of the Bond Funds, International Bond Fund and Tax-Free Bond Funds. The tax-equivalent yield for each Tax-Free Bond Fund below is based on a stated Federal tax rate of 31% and, with respect to Michigan Tax-Free Bond Fund, a Michigan state tax rate of 4%.

The standard yields and/or tax-equivalent yields of the Class A, Class B, Class C, Class K and Class Y Shares of the following Funds (including when they were Predecessor Funds) for the 30-day period ended June 30, 2004 were:

	30-Day Yield					Tax-Equivalent 30-Day Yield
	Class A	Class B	Class C	Class K	Class Y	Class A	Class B	Class C	Class K	Class Y
Bond Fund	3.20%	2.58%	2.58%	3.33%	3.57%	N/A	N/A	N/A	N/A	N/A
Intermediate Bond Fund	3.17%	2.56%	2.56%	3.30%	3.55%	N/A	N/A	N/A	N/A	N/A
U.S. Government Income Fund	4.05%	3.48%	3.48%	4.23%	4.47%	N/A	N/A	N/A	N/A	N/A
International Bond Fund	1.08%	0.39%	0.39%	0.00%	1.37%	N/A	N/A	N/A	N/A	N/A
Michigan Tax-Free Bond Fund	2.40%	1.76%	1.76%	2.50%	2.75%	3.69%	2.71%	2.71%	3.85%	4.23%
Tax-Free Bond Fund	2.88%	2.25%	2.25%	3.00%	3.25%	4.17%	3.26%	3.26%	4.35%	4.71%
Tax-Free Short & Intermediate Bond Fund	2.06%	1.41%	1.41%	2.15%	2.40%	2.99%	2.04%	2.04%	3.12%	3.48%

Yields for Class R Shares (if applicable) are not provided as that Class had not commenced operations as of June 30, 2004.

Average Annual Total Returns. “Average annual total return” figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ERV

Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

Average Annual Total Return After Taxes on Distributions. “Average annual total return after taxes on distributions” figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ATVD

Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return After Taxes on Distributions and Redemptions. “Average annual total return after taxes on distributions and redemptions” figures shown below are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ATVDR

Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years.
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns, average annual total returns after taxes on distributions and average annual total returns after taxes on distributions and redemptions of each of the Funds (including when they were Predecessor Funds, if applicable) for the period ended June 30, 2004 are as follows:

Balanced Fund	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	14.41	6.28	10.68	9.04
Return After Taxes on Distributions	14.18	3.26	7.95	6.58
Return After Taxes on Distributions and Sale of Fund Shares	9.48	3.71	7.87	6.55
CLASS A
Return Before Taxes	7.83	4.97	9.82	8.46
Return After Taxes on Distributions	7.68	2.08	7.22	6.10
Return After Taxes on Distributions and Sale of Fund Shares	5.17	2.65	7.18	6.09
CLASS B
Return Before Taxes	8.26	5.03	9.72	9.52
Return After Taxes on Distributions	8.25	2.33	7.37	7.17
Return After Taxes on Distributions and Sale of Fund Shares	5.38	2.85	7.29	7.10
CLASS C
Return Before Taxes	12.31	5.31	—	8.34
Return After Taxes on Distributions	12.31	2.65	—	5.76
Return After Taxes on Distributions and Sale of Fund Shares	8.01	3.11	—	5.89
CLASS K
Return Before Taxes	14.13	6.01	10.39	8.82
Return After Taxes on Distributions	13.96	3.09	7.77	6.45
Return After Taxes on Distributions and Sale of Fund Shares	9.26	3.54	7.69	6.42

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 4/13/93, 4/30/93, 6/21/94, 1/24/96 and 4/16/93, respectively.

Bond Fund	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	0.12	5.71	6.35	5.95
Return After Taxes on Distributions	(1.39)	3.39	3.89	3.48
Return After Taxes on Distributions and Sale of Fund Shares	0.07	3.42	3.88	3.53
CLASS A
Return Before Taxes	(4.21)	4.55	5.63	5.49
Return After Taxes on Distributions	(5.57)	2.35	3.28	3.13
Return After Taxes on Distributions and Sale of Fund Shares	(2.74)	2.50	3.32	3.19
CLASS B
Return Before Taxes	(5.67)	4.33	—	4.81
Return After Taxes on Distributions	(6.82)	2.39	—	2.81
Return After Taxes on Distributions and Sale of Fund Shares	(3.68)	2.48	—	2.85
CLASS C
Return Before Taxes	(1.93)	4.62	—	4.76
Return After Taxes on Distributions	(3.08)	2.71	—	2.78
Return After Taxes on Distributions and Sale of Fund Shares	(1.26)	2.75	—	2.82
CLASS K
Return Before Taxes	(0.24)	5.43	6.07	5.85
Return After Taxes on Distributions	(1.66)	3.20	3.71	3.48
Return After Taxes on Distributions and Sale of Fund Shares	(0.16)	3.24	3.71	3.50

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/1/91, 12/9/92, 3/13/96, 3/25/96 and 11/23/92, respectively.

Emerging Markets Fund	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	26.66	0.57	2.89
Return After Taxes on Distributions	26.66	0.60	2.73
Return After Taxes on Distributions and Sale of Fund Shares	17.33	0.55	2.42
CLASS A
Return Before Taxes	19.36	(0.59)	1.90
Return After Taxes on Distributions	19.36	(0.57)	1.74
Return After Taxes on Distributions and Sale of Fund Shares	12.58	(0.48)	1.53
CLASS B
Return Before Taxes	20.41	(0.53)	0.70
Return After Taxes on Distributions	20.41	(0.53)	0.55
Return After Taxes on Distributions and Sale of Fund Shares	13.27	(0.45)	0.50
CLASS C
Return Before Taxes	24.31	(0.32)	0.77
Return After Taxes on Distributions	24.31	(0.32)	0.63
Return After Taxes on Distributions and Sale of Fund Shares	15.80	(0.27)	0.57
CLASS K
Return Before Taxes	26.34	0.42	2.64
Return After Taxes on Distributions	26.34	0.44	2.49
Return After Taxes on Distributions and Sale of Fund Shares	17.12	0.39	2.18

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/31/96, 1/14/97, 2/25/97, 3/3/97 and 1/10/97, respectively.

Future Technology Fund	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	17.65	—	(16.37)
Return After Taxes on Distributions	17.65	—	(16.38)
Return After Taxes on Distributions and Sale of Fund Shares	11.47	—	(13.07)
CLASS A
Return Before Taxes	10.72	—	(19.56)
Return After Taxes on Distributions	10.72	—	(19.56)
Return After Taxes on Distributions and Sale of Fund Shares	6.97	—	(15.41)
CLASS B
Return Before Taxes	11.72	—	(19.49)
Return After Taxes on Distributions	11.72	—	(19.49)
Return After Taxes on Distributions and Sale of Fund Shares	7.62	—	(15.36)
CLASS C(2)
Return Before Taxes	15.43	—	(21.17)
Return After Taxes on Distributions	15.43	—	(21.17)
Return After Taxes on Distributions and Sale of Fund Shares	10.03	—	(16.56)
CLASS K
Return Before Taxes	17.23	—	(26.17)
Return After Taxes on Distributions	17.23	—	(26.17)
Return After Taxes on Distributions and Sale of Fund Shares	11.20	—	(20.27)

(1)	The inception dates for the Class Y, Class A, Class B, Class II and Class K shares are 8/26/99, 10/26/99, 10/26/99, 11/16/99 and 5/25/00, respectively.

(2)	Information provided is for Class II shares prior to their conversion and/or reclassification as Class C shares as of the close of business on 10/31/03. Class II shares are no longer offered. Because Class C shares were subject to an initial sales charge of 1%, the performance of Class C shares would be higher than the performance shown for Class II shares.

Healthcare Fund	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	31.77	18.22	12.68
Return After Taxes on Distributions	31.77	18.00	12.52
Return After Taxes on Distributions and Sale of Fund Shares	20.65	16.02	11.20
CLASS A
Return Before Taxes	24.17	16.58	9.94
Return After Taxes on Distributions	24.17	16.37	9.77
Return After Taxes on Distributions and Sale of Fund Shares	15.71	14.53	8.68
CLASS B
Return Before Taxes	25.40	16.83	10.28
Return After Taxes on Distributions	25.40	16.61	10.12
Return After Taxes on Distributions and Sale of Fund Shares	16.51	14.76	9.00
CLASS C
Return Before Taxes	29.44	17.03	11.06
Return After Taxes on Distributions	29.44	16.81	10.89
Return After Taxes on Distributions and Sale of Fund Shares	19.14	14.93	9.71
CLASS K
Return Before Taxes	31.46	17.90	13.74
Return After Taxes on Distributions	31.46	17.69	13.57
Return After Taxes on Distributions and Sale of Fund Shares	20.45	15.73	12.15

(1)	The inception dates for the Class Y, Class A, Class B and Class C shares of the Healthcare Fund are 12/31/96, 2/14/97, 1/31/97, 1/13/97 and 4/1/97, respectively.

Index 500 Fund	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	18.59	(2.61)	11.42	10.99
Return After Taxes on Distributions	18.23	(3.04)	10.27	9.81
Return After Taxes on Distributions and Sale of Fund Shares	12.23	(2.41)	9.51	9.15
CLASS A
Return Before Taxes	15.38	(3.28)	10.95	9.93
Return After Taxes on Distributions	15.10	(3.66)	9.86	8.79
Return After Taxes on Distributions and Sale of Fund Shares	10.11	(2.94)	9.12	8.16
CLASS B
Return Before Taxes	15.08	(3.27)	—	8.89
Return After Taxes on Distributions	14.87	(3.55)	—	8.01
Return After Taxes on Distributions and Sale of Fund Shares	9.90	(2.87)	—	7.36
CLASS K
Return Before Taxes	18.34	(2.84)	11.14	10.10
Return After Taxes on Distributions	18.05	(3.20)	10.08	8.99
Return After Taxes on Distributions and Sale of Fund Shares	12.04	(2.56)	9.32	8.34

(1)	The inception dates for the Class Y, Class A, Class B and Class K shares are 12/1/91, 12/9/92, 10/31/95 and 12/7/92, respectively.

Intermediate Bond Fund	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	(0.54)	5.79	5.98	5.77
Return After Taxes on Distributions	(2.00)	3.67	3.63	3.37
Return After Taxes on Distributions and Sale of Fund Shares	(0.36)	3.63	3.63	3.42
CLASS A
Return Before Taxes	(4.74)	4.64	5.30	4.97
Return After Taxes on Distributions	(6.06)	2.64	3.07	2.61
Return After Taxes on Distributions and Sale of Fund Shares	(3.08)	2.71	3.11	2.74
CLASS B
Return Before Taxes	(6.20)	4.42	—	5.27
Return After Taxes on Distributions	(7.31)	2.68	—	3.27
Return After Taxes on Distributions and Sale of Fund Shares	(4.03)	2.69	—	3.25
CLASS C
Return Before Taxes	(2.38)	4.80	—	4.74
Return After Taxes on Distributions	(3.48)	3.09	—	2.90
Return After Taxes on Distributions and Sale of Fund Shares	(1.54)	3.04	—	2.89
CLASS K
Return Before Taxes	(0.69)	5.54	5.73	5.34
Return After Taxes on Distributions	(2.06)	3.51	3.48	2.97
Return After Taxes on Distributions and Sale of Fund Shares	(0.45)	3.47	3.48	3.06

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/1/91, 11/24/92, 10/25/94, 4/19/96 and 11/20/92, respectively.

International Bond Fund	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	6.06	6.40	4.67
Return After Taxes on Distributions	4.06	5.31	3.64
Return After Taxes on Distributions and Sale of Fund Shares	4.15	4.84	3.38
CLASS A
Return Before Taxes	1.58	5.26	3.90
Return After Taxes on Distributions	(0.26)	4.26	2.94
Return After Taxes on Distributions and Sale of Fund Shares	1.23	3.91	2.75
CLASS B
Return Before Taxes	(0.07)	5.00	4.21
Return After Taxes on Distributions	(1.73)	4.16	3.38
Return After Taxes on Distributions and Sale of Fund Shares	0.17	3.79	3.11
CLASS C
Return Before Taxes	4.02	5.53	4.85
Return After Taxes on Distributions	2.38	4.70	4.01
Return After Taxes on Distributions and Sale of Fund Shares	2.82	4.26	3.66
CLASS K
Return Before Taxes	2.63	5.31	4.72
Return After Taxes on Distributions	0.72	4.31	3.73
Return After Taxes on Distributions and Sale of Fund Shares	1.93	3.96	3.46

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 10/2/96, 10/17/96, 6/9/97, 6/3/98 and 3/25/97, respectively.

International Equity Fund	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	28.56	(0.21)	5.30	6.19
Return After Taxes on Distributions	28.63	(1.18)	4.05	5.14
Return After Taxes on Distributions and Sale of Fund Shares	19.52	(0.41)	4.10	5.00
CLASS A
Return Before Taxes	21.10	(1.56)	4.43	5.41
Return After Taxes on Distributions	21.22	(2.46)	3.26	4.34
Return After Taxes on Distributions and Sale of Fund Shares	14.58	(1.51)	3.37	4.30
CLASS B
Return Before Taxes	22.20	(1.55)	4.40	3.56
Return After Taxes on Distributions	22.48	(2.32)	3.34	2.54
Return After Taxes on Distributions and Sale of Fund Shares	15.18	(1.40)	3.44	2.71
CLASS C
Return Before Taxes	26.26	(1.22)	—	3.44
Return After Taxes on Distributions	26.53	(1.97)	—	2.31
Return After Taxes on Distributions and Sale of Fund Shares	17.81	(1.12)	—	2.58
CLASS K
Return Before Taxes	28.09	(0.47)	5.03	6.05
Return After Taxes on Distributions	28.22	(1.38)	3.85	4.97
Return After Taxes on Distributions and Sale of Fund Shares	19.17	(0.59)	3.90	4.87

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/1/91, 11/30/92, 3/9/94, 9/29/95 and 11/23/92, respectively.

International Growth Fund	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	35.25	(0.99)	2.77
Return After Taxes on Distributions	35.25	(1.68)	2.25
Return After Taxes on Distributions and Sale of Fund Shares	22.91	(1.06)	2.20
CLASS A
Return Before Taxes	27.64	(2.25)	1.75
Return After Taxes on Distributions	27.64	(2.90)	1.26
Return After Taxes on Distributions and Sale of Fund Shares	17.96	(2.10)	1.34
CLASS B
Return Before Taxes	28.92	(2.36)	2.02
Return After Taxes on Distributions	28.92	(2.97)	1.56
Return After Taxes on Distributions and Sale of Fund Shares	18.80	(2.14)	1.60
CLASS C
Return Before Taxes	32.96	(1.99)	1.78
Return After Taxes on Distributions	32.96	(2.59)	1.33
Return After Taxes on Distributions and Sale of Fund Shares	21.42	(1.84)	1.40
CLASS K
Return Before Taxes	34.88	(1.25)	2.70
Return After Taxes on Distributions	34.88	(1.91)	2.21
Return After Taxes on Distributions and Sale of Fund Shares	22.67	(1.25)	2.16

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/31/96, 2/20/97, 3/19/97, 2/13/97 and 1/10/97, respectively.

Large-Cap Value Fund	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	21.24	0.76	—	9.45
Return After Taxes on Distributions	21.04	(0.02)	—	7.68
Return After Taxes on Distributions and Sale of Fund Shares	13.89	0.30	—	7.42
CLASS A
Return Before Taxes	14.21	(0.62)	—	8.53
Return After Taxes on Distributions	14.09	(1.31)	—	6.85
Return After Taxes on Distributions and Sale of Fund Shares	9.29	(0.82)	—	6.65
CLASS B
Return Before Taxes	15.11	(0.60)	—	8.50
Return After Taxes on Distributions	15.11	(1.12)	—	7.03
Return After Taxes on Distributions and Sale of Fund Shares	9.82	(0.69)	—	6.79
CLASS C
Return Before Taxes	19.02	(0.23)	—	6.53
Return After Taxes on Distributions	19.02	(0.75)	—	5.04
Return After Taxes on Distributions and Sale of Fund Shares	12.36	(0.38)	—	5.01
CLASS K
Return Before Taxes	20.96	0.49	—	9.17
Return After Taxes on Distributions	20.83	(0.20)	—	7.50
Return After Taxes on Distributions and Sale of Fund Shares	13.68	0.13	—	7.25

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 7/5/94, 8/8/94, 8/9/94, 12/5/95 and 7/5/94, respectively.

Michigan Tax-Free Bond Fund	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	(1.38)	5.30	5.80	4.84
Return After Taxes on Distributions	(2.70)	5.00	5.03	4.05
Return After Taxes on Distributions and Sale of Fund Shares	0.56	4.98	4.98	4.09
CLASS A
Return Before Taxes	(5.59)	4.22	5.10	4.27
Return After Taxes on Distributions	(6.82)	3.93	4.37	3.52
Return After Taxes on Distributions and Sale of Fund Shares	(2.27)	4.02	4.36	3.59
CLASS B
Return Before Taxes	(6.82)	3.94	—	4.93
Return After Taxes on Distributions	(7.95)	3.67	—	4.29
Return After Taxes on Distributions and Sale of Fund Shares	(3.14)	3.71	—	4.23
CLASS C
Return Before Taxes	(3.27)	4.22	—	4.28
Return After Taxes on Distributions	(4.41)	3.96	—	4.00
Return After Taxes on Distributions and Sale of Fund Shares	(0.83)	3.95	—	3.98
CLASS K
Return Before Taxes	(1.63)	5.03	5.52	4.58
Return After Taxes on Distributions	(2.90)	4.73	4.80	3.83
Return After Taxes on Distributions and Sale of Fund Shares	0.36	4.72	4.74	3.86

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 1/3/94, 2/15/94, 7/5/94, 10/4/96 and 1/3/94, respectively.

Micro-Cap Equity Fund	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	46.71	15.22	20.02
Return After Taxes on Distributions	46.71	14.98	19.48
Return After Taxes on Distributions and Sale of Fund Shares	30.36	13.27	17.72
CLASS A
Return Before Taxes	38.30	13.64	18.84
Return After Taxes on Distributions	38.30	13.41	18.30
Return After Taxes on Distributions and Sale of Fund Shares	24.90	11.85	16.62
CLASS B
Return Before Taxes	40.22	13.85	17.78
Return After Taxes on Distributions	40.22	13.60	17.24
Return After Taxes on Distributions and Sale of Fund Shares	26.15	12.03	15.61
CLASS C
Return Before Taxes	44.20	14.08	19.40
Return After Taxes on Distributions	44.20	13.83	18.84
Return After Taxes on Distributions and Sale of Fund Shares	28.73	12.24	17.10
CLASS K
Return Before Taxes	46.31	14.96	19.59
Return After Taxes on Distributions	46.31	14.72	19.05
Return After Taxes on Distributions and Sale of Fund Shares	30.10	13.03	17.32

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/26/96, 12/26/96, 2/24/97, 3/31/97 and 12/31/96, respectively.

MidCap Select Fund	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	32.03	14.08	13.11
Return After Taxes on Distributions	32.03	13.01	12.23
Return After Taxes on Distributions and Sale of Fund Shares	20.82	11.61	10.94
CLASS A
Return Before Taxes	24.41	—	5.52
Return After Taxes on Distributions	24.41	—	4.51
Return After Taxes on Distributions and Sale of Fund Shares	15.86	—	4.07
CLASS B
Return Before Taxes	25.59	—	5.69
Return After Taxes on Distributions	25.59	—	4.65
Return After Taxes on Distributions and Sale of Fund Shares	16.64	—	4.20
CLASS C(3)
Return Before Taxes	29.70	—	4.83
Return After Taxes on Distributions	29.70	—	3.82
Return After Taxes on Distributions and Sale of Fund Shares	19.30	—	3.47
CLASS K
Return Before Taxes(2)	31.56	—	29.11
Return After Taxes on Distributions(2)	31.56	—	29.11
Return After Taxes on Distributions and Sale of Fund Shares(2)	20.52	—	24.98

(1)	The inception dates for the Class Y, Class A, Class B, Class II and Class K shares are 6/24/98, 6/30/00, 7/5/00, 7/14/00 and 12/17/02, respectively.
(2)	Class K shares returns for the MidCap Select Fund are not annualized.
(3)	Information provided is for Class II shares prior to their conversion and/or reclassification as Class C shares as of the close of business on 10/31/03. Class II shares are no longer offered. Because Class C shares were subject to an initial sales charge of 1%, the performance of Class C shares would be higher than the performance shown for Class II shares.

Multi-Season Growth Fund	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	19.69	(4.62)	8.06	7.30
Return After Taxes on Distributions	19.69	(5.46)	7.03	6.36
Return After Taxes on Distributions and Sale of Fund Shares	12.80	(3.99)	6.83	6.19
CLASS A
Return Before Taxes	12.78	(5.97)	7.13	6.45
Return After Taxes on Distributions	12.78	(6.82)	6.12	5.53
Return After Taxes on Distributions and Sale of Fund Shares	8.31	(5.09)	6.01	5.43
CLASS B
Return Before Taxes	13.50	(5.96)	7.09	6.41
Return After Taxes on Distributions	13.50	(6.88)	6.05	5.49
Return After Taxes on Distributions and Sale of Fund Shares	8.77	(5.07)	5.99	5.42
CLASS C
Return Before Taxes	17.55	(5.56)	7.00	6.31
Return After Taxes on Distributions	17.55	(6.47)	5.96	5.35
Return After Taxes on Distributions and Sale of Fund Shares	11.41	(4.75)	5.91	5.32
CLASS K
Return Before Taxes	19.35	(4.84)	—	6.35
Return After Taxes on Distributions	19.35	(5.70)	—	5.24
Return After Taxes on Distributions and Sale of Fund Shares	12.58	(4.17)	—	5.26

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 8/16/93, 8/4/93, 4/29/93, 9/20/93 and 6/23/95, respectively.

NetNet Fund	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	27.36	(15.58)	2.00
Return After Taxes on Distributions	27.36	(15.65)	1.89
Return After Taxes on Distributions and Sale of Fund Shares	17.79	(12.43)	1.70
CLASS A
Return Before Taxes	20.09	(16.73)	10.08
Return After Taxes on Distributions	20.09	(16.80)	9.10
Return After Taxes on Distributions and Sale of Fund Shares	13.06	(13.27)	8.28
CLASS B
Return Before Taxes	21.14	(16.75)	0.97
Return After Taxes on Distributions	21.14	(16.82)	0.85
Return After Taxes on Distributions and Sale of Fund Shares	13.74	(13.28)	0.82
CLASS C
Return Before Taxes	25.12	(16.42)	(0.87)
Return After Taxes on Distributions	25.12	(16.48)	(1.00)
Return After Taxes on Distributions and Sale of Fund Shares	16.33	(13.04)	(0.75)
CLASS K
Return Before Taxes	27.00	—	20.12
Return After Taxes on Distributions	27.00	—	20.12
Return After Taxes on Distributions and Sale of Fund Shares	17.55	—	17.36

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 6/1/98, 8/19/96, 6/1/98, 11/3/98 and 4/30/02, respectively.

Power Plus Fund	1 Year %	Since Inception %(1)
CLASS Y
Return Before Taxes	41.29	(0.82)
Return After Taxes on Distributions	41.29	(0.92)
Return After Taxes on Distributions and Sale of Fund Shares	26.84	(0.76)
CLASS A
Return Before Taxes	33.10	(2.75)
Return After Taxes on Distributions	33.10	(2.84)
Return After Taxes on Distributions and Sale of Fund Shares	21.52	(2.39)
CLASS B
Return Before Taxes	34.94	(2.75)
Return After Taxes on Distributions	34.94	(2.85)
Return After Taxes on Distributions and Sale of Fund Shares	22.71	(2.40)
CLASS C(2)
Return Before Taxes	38.88	(1.83)
Return After Taxes on Distributions	38.88	(1.93)
Return After Taxes on Distributions and Sale of Fund Shares	25.27	(1.62)
CLASS K
Return Before Taxes	40.80	(1.10)
Return After Taxes on Distributions	40.80	(1.20)
Return After Taxes on Distributions and Sale of Fund Shares	26.52	(1.00)

(1)	The inception date for the Class Y, Class A, Class B, Class II and Class K shares is 3/13/01.

(2)	Information provided is for Class II shares prior to their conversion and/or reclassification as Class C shares as of the close of business on 10/31/03. Class II shares are no longer offered. Because Class C shares were subject to an initial sales charge of 1%, the performance of Class C shares would be higher than the performance shown for Class II shares.

Real Estate Equity Investment Fund	1 Year %	5 Years %	10 Year %	Since Inception %(1)
CLASS Y
Return Before Taxes	26.40	12.98	—	12.18
Return After Taxes on Distributions	24.65	11.19	—	10.15
Return After Taxes on Distributions and Sale of Fund Shares	17.08	10.09	—	9.39
CLASS A
Return Before Taxes	19.17	11.46	—	11.25
Return After Taxes on Distributions	17.62	9.78	—	9.33
Return After Taxes on Distributions and Sale of Fund Shares	12.40	8.81	—	8.61
CLASS B
Return Before Taxes	20.24	11.60	—	11.20
Return After Taxes on Distributions	18.93	10.14	—	9.51
Return After Taxes on Distributions and Sale of Fund Shares	13.10	9.09	—	8.75
CLASS C
Return Before Taxes	24.16	11.87	—	11.24
Return After Taxes on Distributions	22.85	10.43	—	9.61
Return After Taxes on Distributions and Sale of Fund Shares	15.65	9.35	—	8.80
CLASS K
Return Before Taxes	26.16	12.69	—	11.20
Return After Taxes on Distributions	24.51	10.99	—	9.26
Return After Taxes on Distributions and Sale of Fund Shares	16.93	9.89	—	8.50

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 10/3/94, 9/30/94, 10/3/94, 1/5/96 and 10/3/96, respectively.

Small-Cap Value Fund	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	37.62	14.31	14.67
Return After Taxes on Distributions	37.61	13.53	13.65
Return After Taxes on Distributions and Sale of Fund Shares	24.47	12.02	12.35
CLASS A
Return Before Taxes	29.74	12.78	13.30
Return After Taxes on Distributions	29.74	12.06	12.35
Return After Taxes on Distributions and Sale of Fund Shares	19.33	10.68	11.14

Small-Cap Value Fund	1 Year %	5 Years %	Since Inception %(1)
CLASS B
Return Before Taxes	31.23	12.93	12.71
Return After Taxes on Distributions	31.23	12.33	11.89
Return After Taxes on Distributions and Sale of Fund Shares	20.30	10.91	10.70
CLASS C
Return Before Taxes	35.22	13.16	13.32
Return After Taxes on Distributions	35.22	12.56	12.50
Return After Taxes on Distributions and Sale of Fund Shares	22.89	11.12	11.26
CLASS K
Return Before Taxes	37.25	14.04	14.30
Return After Taxes on Distributions	37.25	13.31	13.35
Return After Taxes on Distributions and Sale of Fund Shares	24.22	11.81	12.06

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/26/96, 1/10/97, 2/11/97, 1/13/97 and 12/31/96, respectively.

Small Company Growth Fund	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	25.57	(3.71)	6.11	6.92
Return After Taxes on Distributions	25.57	(4.06)	4.61	5.66
Return After Taxes on Distributions and Sale of Fund Shares	16.62	(3.28)	4.75	5.62
CLASS A
Return Before Taxes	18.36	(4.74)	5.40	4.95
Return After Taxes on Distributions	18.36	(5.10)	3.90	3.61
Return After Taxes on Distributions and Sale of Fund Shares	11.93	(4.13)	4.12	3.79
CLASS B
Return Before Taxes	19.47	(4.99)	5.23	4.33
Return After Taxes on Distributions	19.47	(5.38)	3.68	2.82
Return After Taxes on Distributions and Sale of Fund Shares	12.65	(4.34)	3.98	3.20
CLASS C
Return Before Taxes	23.37	(4.65)	—	2.23
Return After Taxes on Distributions	23.37	(5.03)	—	0.54
Return After Taxes on Distributions and Sale of Fund Shares	15.19	(4.06)	—	1.30
CLASS K
Return Before Taxes	25.34	(3.94)	5.84	5.33
Return After Taxes on Distributions	25.34	(4.31)	4.33	3.99
Return After Taxes on Distributions and Sale of Fund Shares	16.47	(3.47)	4.52	4.14

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/1/91, 11/23/92, 4/28/94, 9/26/95 and 11/23/92, respectively.

Tax-Free Bond Fund	1 Year %	5 Years %	10 Year %	Since Inception %(1)
CLASS Y
Return Before Taxes	(0.80)	5.41	—	5.72
Return After Taxes on Distributions	(1.98)	4.95	—	4.83
Return After Taxes on Distributions and Sale of Fund Shares	0.57	5.01	—	4.88
CLASS A
Return Before Taxes	(4.97)	4.31	—	4.55
Return After Taxes on Distributions	(6.05)	3.86	—	3.87
Return After Taxes on Distributions and Sale of Fund Shares	(2.22)	4.02	—	4.02

Tax-Free Bond Fund	1 Year %	5 Years %	10 Year %	Since Inception %(1)
CLASS B
Return Before Taxes	(6.34)	4.02	—	5.18
Return After Taxes on Distributions	(7.33)	3.60	—	4.45
Return After Taxes on Distributions and Sale of Fund Shares	(3.18)	3.72	—	4.46
CLASS C
Return Before Taxes	(2.71)	4.45	—	4.07
Return After Taxes on Distributions	(3.69)	4.03	—	3.60
Return After Taxes on Distributions and Sale of Fund Shares	(0.83)	4.08	—	3.75
CLASS K
Return Before Taxes	(1.05)	5.15	—	5.50
Return After Taxes on Distributions	(2.18)	4.70	—	4.65
Return After Taxes on Distributions and Sale of Fund Shares	0.37	4.76	—	4.69

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 7/21/94, 10/9/95, 12/6/94, 7/7/97 and 7/5/94, respectively.

Tax-Free Short & Intermediate Bond Fund	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	(0.60)	4.28	4.60	4.41
Return After Taxes on Distributions	(1.09)	4.07	4.00	3.64
Return After Taxes on Distributions and Sale of Fund Shares	0.11	4.05	3.99	3.65
CLASS A
Return Before Taxes	(4.68)	3.17	3.92	3.82
Return After Taxes on Distributions	(5.10)	2.98	3.36	3.08
Return After Taxes on Distributions and Sale of Fund Shares	(2.60)	3.06	3.39	3.13
CLASS B
Return Before Taxes	(6.32)	2.88	—	3.32
Return After Taxes on Distributions	(6.63)	2.72	—	3.05
Return After Taxes on Distributions and Sale of Fund Shares	(3.77)	2.75	—	3.07
CLASS C
Return Before Taxes	(2.54)	3.23	—	3.02
Return After Taxes on Distributions	(2.84)	3.07	—	2.85
Return After Taxes on Distributions and Sale of Fund Shares	(1.31)	3.05	—	2.88
CLASS K
Return Before Taxes	(0.84)	4.01	4.33	4.92
Return After Taxes on Distributions	(1.29)	3.81	3.77	3.84
Return After Taxes on Distributions and Sale of Fund Shares	(0.09)	3.79	3.76	3.83

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 12/17/92, 11/30/92, 5/16/96, 7/8/98 and 2/9/87, respectively.

U.S. Government Income Fund	1 Year %	5 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	(0.42)	6.24	6.64
Return After Taxes on Distributions	(2.52)	3.88	4.07
Return After Taxes on Distributions and Sale of Fund Shares	(0.28)	3.87	4.07
CLASS A
Return Before Taxes	(4.65)	5.09	5.95
Return After Taxes on Distributions	(6.58)	2.85	3.47
Return After Taxes on Distributions and Sale of Fund Shares	(3.03)	2.96	3.52

U.S. Government Income Fund	1 Year %	5 Year %	Since Inception %(1)
CLASS B
Return Before Taxes	(6.09)	4.85	5.12
Return After Taxes on Distributions	(7.83)	2.88	3.03
Return After Taxes on Distributions and Sale of Fund Shares	(3.96)	2.93	3.07
CLASS C
Return Before Taxes	(2.35)	5.18	5.18
Return After Taxes on Distributions	(4.09)	3.24	3.15
Return After Taxes on Distributions and Sale of Fund Shares	(1.53)	3.23	3.16
CLASS K
Return Before Taxes	(0.67)	5.97	6.38
Return After Taxes on Distributions	(2.68)	3.72	3.91
Return After Taxes on Distributions and Sale of Fund Shares	(0.44)	3.71	3.91

(1)	The inception dates for the Class Y, Class A, Class B, Class C and Class K shares are 7/5/94, 7/28/94, 9/6/95, 8/12/96 and 7/5/94, respectively.

Average annual total returns, average annual total returns after taxes on distributions and average annual total returns after taxes on distributions and redemptions for Class R Shares (if applicable) are not provided as that Class had not commenced operations as of June 30, 2004.

Non-Standardized Performance - Aggregate Total Return. Each Fund that advertises its “aggregate total return” computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

ERV-1
Aggregate Total Return =	P

The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable “ERV” in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds’ average annual total return and load adjusted aggregate total return quotations for Class A shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares – currently 5.50% of the per share offering price for Class A shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A shares of the Bond Funds, International Bond Fund and Tax-Free Bond Funds; and the Funds’ load adjusted average annual total return and load adjusted aggregate total return quotations for Class B shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A shares or Class B shares in accordance with the views of the SEC. Quotations that do not reflect the sales charge will, of course, be higher than quotations which do.

All Funds. The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

From time to time, in advertisements or in reports to shareholders, a Fund’s yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

TAXES

The following summarizes certain additional Federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General. Each Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (“Distribution Requirement”) and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (“Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trade or business.

Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations held by the Tax-Free Bond Funds and Tax-Free Money Market Fund) and will not be eligible for the dividends-received deduction for corporations.

Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the Funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of the Money Market Funds, the Funds will not typically derive net long-term capital gains.

In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of “qualifying dividends” received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing primarily in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, certain Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund’s current and accumulated earnings and profits.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by each of the Funds each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in each such month and a payment date during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

Disposition of Shares. Upon the redemption or sale of shares of a Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Assuming the applicable Money Market Fund continuously maintains a net asset value of $1.00 per share of such Fund, a shareholder of such a Fund will not recognize gain or loss upon a sale or exchange of such shares. Any such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires the shares of the same or another fund and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of regulated investment company shares. The term “reinvestment right” means any right to acquire shares of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Tax-Free Bond Funds and Tax-Free Money Market Fund. The Michigan Tax-Free Bond Fund, Tax-Free Bond Fund, Tax-Free Short & Intermediate Bond Fund, and Tax-Free Money Market Fund are designed to provide investors with current tax-exempt interest income. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would it not gain any additional benefit from the Funds’ dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Funds may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” generally include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for the Funds to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of each Fund’s taxable year at least 50% of the value of the Fund’s assets must consist of tax-exempt municipal obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder’s gross income for regular Federal income tax purposes. However, all shareholders required to file a Federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain “private activity” bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividends.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally is not deductible for Federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder’s taxable year.

Investors may be subject to state and local taxes on income derived from an investment in a Fund. In certain states, income derived from a Fund which is attributable to interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before investing in a Fund.

Michigan Tax Considerations - Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short & Intermediate Bond Fund. Dividends paid by the Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short & Intermediate Bond Fund that are derived from interest attributable to municipal obligations issued by the state of Michigan or its political subdivisions (“Michigan Municipal Obligations”) will be exempt from Michigan income tax and the Michigan Single Business Tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations, such dividends will be subject to Michigan income tax and the Michigan Single Business Tax, even though the dividends may be exempt for Federal income tax purposes.

In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from Federal income tax, are exempt from Michigan income tax under Act No. 281, Public Acts of Michigan, 1967, as amended, and are exempt from Michigan Single Business Tax under Act No. 228, Public Acts of Michigan, 1975, as amended. The Michigan income tax act levies a flat-rate income tax on individuals, estates, and trusts. The Single Business Tax Act levies a tax upon the “adjusted tax base” of most individuals, corporations, financial organizations, partnerships, joint ventures, estates, and trusts with “business activity” in Michigan.

The transfer of obligations or securities of the State of Michigan and its political subdivisions by the Fund, as well as the transfer of Fund shares by a shareholder, is subject to Michigan estate taxes and taxes measured by gain on the sale, payment, or other disposition thereof.

International Equity Fund, International Growth Fund, Emerging Markets Fund and International Bond Fund. Income received by the International Equity Fund, the International Growth Fund, the Emerging Markets Fund and the International Bond Fund (or any other Fund that invests in foreign securities) from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds’ shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund’s assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to limitations, including the restriction that the credit may not exceed the shareholder’s United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund’s gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income”, such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals. In addition, both the Fund and a shareholder must satisfy minimum holding period requirements with respect to foreign taxes on dividends. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

Taxation of Certain Financial Instruments. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

Original Issue Discount. The Funds may purchase debt securities with original issue discount. Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity. Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Market Discount. The Funds may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price maturity (for debt securities without original issue discount), and this discount is called market discount. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.

Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked to market” (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.

Generally, hedging transactions, if any, undertaken by a Fund may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each of the Funds may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of a fund that did not engage in such hedging transactions.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

The diversification requirements applicable to a Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. IRS rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Currency Fluctuations - “Section 988” Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss.

Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures, and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross income is passive income. If a Fund receives a so-called “excess distribution” with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each of the Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

State, Local and Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation.

Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S.

persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Under recently enacted legislation, a Fund would be able to designate certain distributions as being derived from net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The new provision would apply with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008. It should also be noted that the provision does not eliminate all withholding on distributions by a registered investment company to foreign investors. Distributions that are derived from dividends on corporate stock or from ordinary income other than interest would still be subject to withholding. As an example, foreign currency gains and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors.

Other Taxation. Distributions by a Fund and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund and particular questions of U.S. Federal, state and local taxation.

ADDITIONAL INFORMATION CONCERNING SHARES

MST is a Delaware statutory trust. MFFT is a Massachusetts business trust. Under the each Declaration of Trust of MST and MFFT, the beneficial interest in MST or MFFT may be divided into an unlimited number of full and fractional transferable shares. MST’s and MFFT’s Declarations of Trust authorize the Board to classify or reclassify any authorized but unissued shares of MST and MFFT into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Pursuant to such authority, MST’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in MST, representing interests in the Balanced Fund, Bond Fund, Cash Investment Fund, Emerging Markets Fund, Future Technology Fund, Index 500 Fund, Intermediate Bond Fund, International Bond Fund, International Equity Fund, International Growth Fund, Large-Cap Value Fund, Michigan Tax-Free Bond Fund, Micro-Cap Equity Fund, MidCap Select Fund, Multi-Season Growth Fund, NetNet Fund, Power Plus Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund, Small Company Growth Fund, Tax-Free Bond Fund, Tax-Free Short & Intermediate Bond Fund, Tax-Free Money Market Fund and U.S. Government Income Fund. The shares of each Fund (other than the Balanced Fund, Index 500 Fund, Micro-Cap Equity Fund, MidCap Select Fund, NetNet Fund, Small-Cap Value Fund, Tax-Free Money Market Fund and U.S. Government Income Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y shares. The Balanced Fund,

Micro-Cap Equity Fund, MidCap Select Fund, NetNet Fund, Small-Cap Value Fund and U.S. Government Income Fund offer Class A, Class B, Class C, Class K, Class R and Class Y shares. The Index 500 Fund offers only Class A, Class B, Class K, Class R and Class Y shares. The Tax-Free Money Market Fund offers only Class A, Class K and Class Y shares.

Pursuant to such authority, MFFT’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in Framlington representing interests in the Healthcare Fund. The shares of the Healthcare Fund are offered in six separate classes: Class A, Class B, Class C, Class K, Class R and Class Y shares.

The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) on behalf of each Fund. The Multi-Class Plan provides that each class of shares of any Fund is identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

In the event of a liquidation or dissolution of MST or MFFT or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and MST’s and MFFT’s, other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved based on the number of shares of the Fund that are held by each shareholder.

Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class A shares, only Class B shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class B shares, only Class C shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class C shares, only Class K shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class K shares and only Class R shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class R shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by MST or MFFT, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as MST or MFFT, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless (i) it is clear that the interests of each Fund in the matter are substantially identical to the other Funds or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement, sub-advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of MST or MFFT voting together in the aggregate without regard to a particular Fund.

Shares of MST and MFFT have non-cumulative voting rights and, accordingly, the holders of more than 50% of MST’s and MFFT’s outstanding shares (irrespective of class) may elect all of its trustees or directors, as applicable. Shares of the Funds have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and SAI, shares will be fully paid and non-assessable by each of MST and MFFT.

Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of MST or MFFT shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

MST’s and MFFT’s Declarations of Trust, as amended, each authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their net asset value; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. MST’s and MFFT’s Boards may authorize the termination of any series class of shares after the assets belonging to such series or class have been distributed to its shareholders.

Notwithstanding any provision of law requiring a greater vote of MST’s shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by MST’s Declaration of Trust, MST may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Funds and MST’s other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Funds, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

OTHER INFORMATION

Legal Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Funds. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW, Washington, DC 20006, serves as counsel to the Non-Interested Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Funds.

Control Persons and Principal Holders of Securities. As of October 1, 2004, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds (including when they were Predecessor Funds, if applicable).

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Balanced Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	18.289

Balanced Fund-Class A	COMMUNITY BANK NA CUST FBO HANYS 401K PLAN 6 RHOADES DRIVE UTICA NY 13502	12.051

Balanced Fund-Class A	AIG FEDERAL SAVINGS BANK CUST TT FBO FIRST HEALTH OF THE CAROLINA INC MATCHING SAVINGS PLAN 2929 ALLEN PARKWAY L3-00 HOUSTON TX 77019	5.861

Balanced Fund-Class A	COMMUNITY BANK NA CUST FBO HANYS DOWNSTATE PLANS 6 RHOADES DRIVE UTICA NY 13502	5.156

Balanced Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	24.072

Balanced Fund-Class B	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W34TH ST 7TH FL NEW YORK NY 10001-2483	8.192

Balanced Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	29.995

Balanced Fund-Class C	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W34TH ST 7TH FL NEW YORK NY 10001-2483	11.972

Balanced Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	100.00

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Balanced Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	45.393

Balanced Fund-Class Y	CHARTER TOWNSHIP OF CLINTON PUBLIC EMPLOYEE HEALTH CARE FUND 40700 ROMEO PLANK CLINTON TOWNSHIP MI 48038	14.934

Balanced Fund-Class Y	THE NORTHERN TRUST CO TTEE HENRY FORD HLTH SYS SAVING PLAN-DV U/A DTD 03/04/02 P.O. BOX 92994 CHIGAGO IL 60675-2994	24.481

Bond Fund-Class A	CIRCLE TRUST COMPANY CO CUST FBO GOLDK OMNIBUS ACCOUNT METRO CENTER ONE STATION PLACE STAMFORD CT 06902	27.605

Bond Fund-Class A	UBS FINANCIAL SERVICES INC. FBO COMERICA BANK,TTEE EMORY FORD RESIDUARY T/U/W DTD 7/31/70 (MUTUAL FUND ACCT) 500 WOODWARD AVE MC 3300 DETROIT MI 48226-3416	8.987

Bond Fund-Class A	MCB TRUST SERVICES FBO FBO PEAKER SERVICES INC PO BOX 46546 DENVER CO 80202	7.666

Bond Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	36.970

Bond Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	52.731

Bond Fund-Class C	UBS FINANCIAL SERVICES INC. FBO ELSA E. STARRELLS SUCC TTEE FBO THE KUN FAMILY TRUST DTD 9-27-90. 295 BUCKINGHAM WAY #303 SAN FRANCISCO CA 94132-1803	10.241

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Bond Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	99.515

Bond Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	98.966

Cash Investment Fund-Class A	NATIONAL FINANICAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS 5TH FL P O BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	85.706

Cash Investment Fund-Class B	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W34TH ST 7TH FL NEW YORK NY 10001-2483	11.156

Cash Investment Fund-Class C	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W34TH ST 7TH FL NEW YORK NY 10001-2483	30.902

Cash Investment Fund-Class C	GRAYSON HOLDNE 444 RICH ST OAKLAND CA 94609-2513	6.902

Cash Investment Fund-Class C	RUTH STONE TTEE FBO RUTH STONE LIVING TRUST U/A DTD 04/09/1985 3810 MISSION HILLS RD NORTHBROOK IL 60662	6.724

Cash Investment Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN VICKY FROEHLICH P O BOX 75000 DETROIT MI 48275-3455	99.926

Cash Investment Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN VICKY FROEHLICH P O BOX 75000 DETROIT MI 48275-3455	95.701

Emerging Markets Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	8.382

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Emerging Markets Fund-Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	5.133

Emerging Markets Fund-Class A	NFSC FEBO NFS FBO TRT 10411 WESTHEIMER RD STE 200 HOUSTON TX 77042	31.142

Emerging Markets Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	26.049

Emerging Markets Fund-Class C	PFPC TRUST COMPANY AS CUSTODIAN FBO THOMAS F CASEY R/O IRA 19 W EMERSON STREET MELROSE MA 02176	8.225

Emerging Markets Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	7.497

Emerging Markets Fund-Class C	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	6.173

Emerging Markets Fund-Class C	NFSC FEBO ERNEST E ELLIOTT CATHY ELLIOTT 35 WOODSIDE DRIVE BOLTON MA 01740	6.147

Emerging Markets Fund-Class C	FERRIS, BAKER WATTS, INC FBW C/F KIERNAN FRANCES B A/C 3202-1313 3801 CANTERBURY ROAD #1002 BALTIMORE MD 21218-2379	5.391

Emerging Markets Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	93.836

Emerging Markets Fund-Class K	LASALLE BANK CUST FBO COMERICA U/A DTD 12/07/2001 135 LA SALLE ST STE 1118 CHICAGO IL 60603-4111	6.120

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Emerging Markets Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	84.303

Emerging Markets Fund-Class Y	MCB TRUST SERVICES FBO FBO MUNDER CAPITAL MANAGEMENT 1380 LAWRENCE ST STE 1400 DENVER CO 80204	5.848

Future Technology Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	8.225

Future Technology Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	17.442

Future Technology Fund-Class C	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W34TH ST 7TH FL NEW YORK NY 10001-2483	10.598

Future Technology Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	13.915

Future Technology Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	100.00

Future Technology Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	58.777

Future Technology Fund-Class Y	MCB TRUST SERVICES FBO FBO MUNDER CAPITAL MANAGEMENT 1380 LAWRENCE ST STE 1400 DENVER CO 80204	17.591

Healthcare Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	17.743

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Healthcare Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	28.234

Healthcare Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	29.007

Healthcare Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	59.734

Healthcare Fund-Class K	SEMA AND CO 12 E 49ST 41FL NEW YORK, NY 10017	34.687

Healthcare Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	81.971

Healthcare Fund-Class Y	MCB TRUST SERVICES FBO FBO MUNDER CAPITAL MANAGEMENT 1380 LAWRENCE ST STE 1400 DENVER CO 80204	7.683

Index 500 Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	17.337

Index 500 Fund-Class A	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YORK NY 10001-2483	7.954

Index 500 Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	25.563

Index 500 Fund-Class B	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W34TH ST 7TH FL NEW YORK NY 10001-2483	13.295

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Index 500 Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	99.903

Index 500 Fund-Class R	MUNDER CAPITAL MANAGEMENT ATTN KIM WINEK 480 PIERCE ST BIRMINGHAM MI 48103	100.00

Index 500 Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	87.845

Intermediate Bond Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	9.085

Intermediate Bond Fund-Class A	MCB TRUST SERVICES FBO FBO PEAKER SERVICES INC 1380 LAWRENCE STREET SUITE 1400 DENVER CO 80204	7.361

Intermediate Bond Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	47.337

Intermediate Bond Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	33.706

Intermediate Bond Fund-Class C	NFSC FEBO JOYCE RUBY BERMAN 4776 PICERING RD BLOOMFIELD HILLS MI 48301	6.292

Intermediate Bond Fund-Class C	NFSC FEBO RUBY FAMILY TRUST ROBERT F RUBY A/A 10/22/02 150 FORREST AVE FAIRFAX CA 94930	6.292

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Intermediate Bond Fund-Class C	NVSC FEBO DENISE A REUVEN TTEE DENISE A REUVEN REV TRUST U/A 5/8/01 2137 KEYLON DRIVE WEST BLOOMFIELD MI 48324	6.273

Intermediate Bond Fund-Class C	WEXFORD CLERAING SERVICES CORP EDITH WOLPERT 202 WYOMING AVE MAPLEWOOD NJ 07040-2034	6.267

Intermediate Bond Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	99.760

Intermediate Bond Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	96.729

International Bond Fund-Class A	H&R BLOCK FINANCIAL ADVISORS THE DIME BUILDING 719 GRISWOLD STREET, STE 1700 DETROIT, MI 48226	17.302

International Bond Fund-Class A	LEHMAN BROTHERS, INC. 70 HUDSON STREET, 7TH FLOOR JERSEY CITY, NJ 07302	13.601

International Bond Fund-Class A	MORGAN KEEGAN & COMPANY, INC. FBO 50 NOTH FRONT STREET MEMPHIS TN 38103	5.282

International Bond Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	17.531

International Bond Fund-Class B	BEAR STEARNS SECURITIES CORP. FBO 1 METOTECH CENTER NORTH BOOKLYN NY 11201-3859	7.530

International Bond Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	9.895

International Bond Fund-Class K	FUNDS DISTRIBUTOR INC ATTN BOB BOUCHER 3435 STELEZER ROAD COLUMBUS OH 43219	100.00

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
International Bond Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	99.313

International Equity Fund-Class A	LASALLE BANK NATIONAL ASSOCIATION OMNIBUS 76 P O BOX 1443 CHICAGO IL 60690-1443	5.819

International Equity Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	7.272

International Equity Fund-Class A	AIG FEDERAL SAVEINGS BANK CUST TT FBO SOUTH CAROLINA STATE OPTICAL RETIREMENT PLAN 2929 ALLEN PKWY L3-00 HOUSTON TX 77019-7100	18.996

International Equity Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	21.130

International Equity Fund-Class B	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	8.211

International Equity Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	50.178

International Equity Fund-Class C	PFPC TRUST COMPANY AS CUSTODIAN FBO THOMAS F CASEY R/O IRA 19 W EMERSON STREET MELROSE MA 02176	5.436

International Equity Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	99.911

International Equity Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	90.733

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
International Growth Fund-Class A	E CURTIS MATTHEWS JR 1420 DAVIS ST EVANSTON IL 60201	6.004

International Growth-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	9.995

International Growth-Class A	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	11.023

International Growth-Class A	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	9.733

International Growth Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	22.381

International Growth Fund-Class B	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	9.781

International Growth Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	17.241

International Growth Fund-Class C	UBS FINANCIAL SERVICES INC. AMBROSE HAMM TRUSTEE U/A/D 3/26/1982 FBO: KEITH HAMM SR TRUST PO BOX 955 BRANCHVILLE NJ 07826-0955	26.701

International Growth Fund-Class C	UBS FINANCIAL SERVICES INC. RICHARD BEYRER CATHLEEN BEYRER JTWROS 14 CHERYL CT MAHOPAC NY 10541-2813	6.610

International Growth Fund-Class C	WELLS FARGO INVESTMENTS LLC A/C 6572- 420 MONTGOMERY ST SAN FRANCISCO CA 94104	5.125

International Growth Fund-Class C	WELLS FARGO INVESTMENTS LLC A/C 3669- 420 MONTGOMERY ST SAN FRANCISCO CA 94104	5.027

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
International Growth Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	100.000

International Growth Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	94.063

Large-Cap Value Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	12.425

Large-Cap Value Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	39.783

Large-Cap Value Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	29.780

Large-Cap Value Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	99.971

Large-Cap Value Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3455	90.321

Michigan Tax-Free Bond Fund-Class A	ROBERT W BAIRD & CO. INC. 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	18.982

Michigan Tax-Free Bond Fund-Class A	SUZANNE MCKEOWN 9669 STEEP HOLLOW DR WHITE LAKE MI 48386	6.017

Michigan Tax-Free Bond Fund-Class A	NFSC FEBO TIMOTHY LOWELL WESTBAY TTEE TIMOTHY LOWELL WESTBAY REV LIVING TR, U/A 3/8/83 46502 DARWOOD CT. PLYMOUTH MI 48170	5.942

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Michigan Tax-Free Bond Fund-Class A	NFSC FEBO # 0RJ-920975 HENRY OELKERS 3004 GENEVA DEARBORN MI 48124	5.576

Michigan Tax-Free Bond Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	5.466

Michigan Tax-Free Bond Fund-Class A	NFSC FEBO MARTIN G JANOWER RENA A JANOWER 6216 CROMWELL WEST BLOOMFIELD MI 48322	5.255

Michigan Tax-Free Bond Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	32.796

Michigan Tax-Free Bond Fund-Class B	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	14.375

Michigan Tax-Free Bond Fund-Class B	BETTE R SCHWEIER TRUST BETTE R SCHWEIER TTEE UAD 6/11/01 6354 GOLF LAKES CT BAY CITY MI 48706	8.940

Michigan Tax-Free Bond Fund-Class C	ROBERT W BAIRD & CO INC A/C 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	5.494

Michigan Tax-Free Bond Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	36.824

Michigan Tax-Free Bond Fund-Class C	NVSC FEBO #K1B- TIMOTHY L ZYLSTRA 4620 FRUITRIDGE N.W. GRAND RAPIDS MI 49504	21.851

Michigan Tax-Free Bond Fund-Class C	ROBERT W BAIRD & CO. INC. A/C 777 EAST WISCONSIN AVENUE MILAWAUKEE WI 53202-5391	14.650

Michigan Tax-Free Bond Fund-Class C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-9998	12.228

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Michigan Tax-Free Bond Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	99.962

Michigan Tax-Free Bond Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	94.178

Michigan Tax-Free Bond Fund-Class Y	KIKI NICK 591 RENAUD GROSSE POINTE WOODS MI 48236	5.426

Micro-Cap Equity Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	14.191

Micro-Cap Equity Fund-Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	7.466

Micro-Cap Equity Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	18.327

Micro-Cap Equity Fund-Class C	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YORK NY 10001-2483	8.614

Micro-Cap Equity Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	26.904

Micro-Cap Equity Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	96.840

Micro-Cap Equity Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	35.065

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Micro-Cap Equity Fund-Class Y	NORTHERN TRUST CO CUSTODIAN FBO ROYAL NEIGHBORS PO BOX 92956 CHICAGO IL 60675	17.059

Micro-Cap Equity Fund-Class Y	JOHN P RICHARDSON GEN PRTNR RICHARDSON FAMILY LIMITED PRTNRSHP 3452 BALFOUR DR TROY MI 48084	10.865

MidCap Select Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	18.190

MidCap Select Fund-Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTOY ACT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	13.112

MidCap Select Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	23.725

MidCap Select Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	44.402

MidCap Select Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	100.00

MidCap Select Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	81.218

MidCap Select Fund-Class Y	STANDARD INSURANCE CO P11D ATTN SEPARATE ACCOUNT A 1100 SW 6TH AVE PORTLAND OR 97204-0000	8.821

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Multi-Season Growth Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	25.974

Multi-Season Growth Fund-Class A	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YORK NY 10001-2483	7.047

Multi-Season Growth Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	29.249

Multi-Season Growth Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	34.007

Multi-Season Growth Fund-Class C	PFPC TRUST COMPANY AS CUSTODIAN JOSEPH P NAGY TRANS/IRA 21917 HUNTMASTER DR LAYTONSVILLE MD 20882	7.766

Multi-Season Growth Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	91.377

Multi-Season Growth Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	92.222

NetNet Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	18.378

NetNet Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	21.709

NetNet Fund-Class B	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YORK NY 10001-2483	6.489

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
NetNet Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	11.281

NetNet Fund-Class C	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YORK NY 10001-2483	8.614

NetNet Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	97.110

NetNet Fund-Class Y	MCB TRUST SERVICES INC. FBO MUNDER CAPITAL MANAGEMENT 1380 LAWRENCE ST STE 1400 DENVER CO 80204	22.191

NetNet Fund-Class Y	CALHOUN & CO C/O COMERICA BANK ATTN MUTUAL FUNDS UNIT MC 3446 PO BOX 75000 DETROIT MI 48275-3446	36.249

NetNet Fund-Class Y	HIGHLANDS COMPANY OF DELAWARE 2301 MITCHELL PARK DR PETOSKEY MI 49770	8.233

NetNet Fund-Class Y	MAC & CO A/C VHSF3001102 MUTUAL FUND OPS-TC PO BOX 3198 PITTSBURGH PA 15230	6.207

Power Plus Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	17.331

Power Plus Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	30.924

Power Plus Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	19.376

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Power Plus Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	34.427

Power Plus Fund-Class K	MUNDER CAPITAL MGMT ATTN KIM WINEK 480 PIERCE ST BIRMINGHAM MI 48103	65.447

Power Plus Fund-Class Y	MCB TRUST SERVICES INC. FBO MUNDER CAPITAL MANAGEMENT 1380 LAWRENCE ST STE 1400 DENVER CO 80204	76.631

Power Plus Fund-Class Y	ROBERT L LARSEN 23 OLMSTEAD RD MORRISTOWN NJ 07960-0000	7.905

Power Plus Fund-Class Y	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	5.774

Real Estate Equity Investment Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	22.775

Real Estate Equity Investment Fund-Class A	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YOURK NY 10001-2483	5.043

Real Estate Equity Investment Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	20.477

Real Estate Equity Investment Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	34.375

Real Estate Equity Investment Fund-Class C	A G EDWARDS & SONS INC FBO GRACE R BAUER & ERWIN A BAUER TTEE ONE NORTH JEFFERSON ST LOUIS MO 63103-2287	6.015

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Real Estate Equity Investment Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	100.000

Real Estate Equity Investment Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	86.756

Small-Cap Value Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	10.796

Small-Cap Value Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	32.842

Small-Cap Value Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	38.137

Small-Cap Value Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	100.000

Small-Cap Value Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	47.052

Small-Cap Value Fund-Class Y	THE MANUFACTURERS LIFE INSUR CO US GRP PENSIONS SEG FUNDS & ACC EAST TOWER 7TH FLO PO BOX 600 BUFFALO NY 14201-0600	41.920

Small Company Growth Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	20.356

Name of Fund and Class	Name and Address	Percentage of class Outstanding (%)
Small Company Growth Fund-Class A	NFSC FEBO NFSC/FMTC IRA FBO MARTIN E LAKER 2120 BLOOMFIELD WOODS CT WEST BLOOMFIELD MI 48323	7.378

Small Company Growth Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	40.898

Small Company Growth Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	28.913

Small Company Growth Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	99.530

Small Company Growth Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	89.351

Small Company Growth Fund-Class Y	STATE OF GEORGIA EMPLOYEES DEFERRED COMPENSATION GROUP TI DTD 07/01/98 200 PIEDMONT AVE STE 1016 WEST TOWER ATALANTA GA 30334	5.937

Tax-Free Bond Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	52.226

Tax-Free Bond Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	36.399

Tax-Free Bond Fund-Class B	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FLR MINNEAPOLIS MN 55402	5.338

Name of Fund and Class	Name and Address	Percentage of class Outstanding (%)
Tax-Free Bond Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	69.555

Tax-Free Bond Fund-Class C	UBS FINANCIAL SERVICES INC. FBO ELAINE C IACIOFOLI TTEE BY ELAINE C IACIOFOLI UAD 4/21/1997 15096 CORBY CT WELLINGTON FL 33414-8372	5.011

Tax-Free Bond Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	99.748

Tax-Free Bond Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3455	72.110

Tax-Free Bond Fund-Class Y	MAXINE M MARSHKE 11387 SPENS LANE LACHINE MI 49753-0000	26.827

Tax-Free Money Market Fund-Class A	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS 5TH FL P O BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	97.827

Tax-Free Money Market Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN VICKY FROEHLICH P O BOX 75000 DETROIT MI 48275-3455	99.880

Tax-Free Money Market Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN VICKY FROEHLICH P O BOX 75000 DETROIT MI 48275-3455	80.166

Tax-Free Money Market Fund-Class Y	VERNE C HAMPTON II TTEE FBO GRETCHEN V GARTH NON-EXEMPT TR DTD 01/25/00 500 WOODWARD AVE SUITE 4000 DETROIT MIT 48226	8.342

Name of Fund and Class	Name and Address	Percentage of class Outstanding (%)
Tax-Free Money Market Fund-Class Y	VERNE C HAMPTON II TTEE FBO MARK R VALADE NON-EXEMPT TR DTD 01/25/00 C/O VERNE C HAMPTON II 500 WOODWARD AVE SUITE 4000 DETROIT MIT 48226	8.342

Tax-Free Short & Intermediate Bond–Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	47.038

Tax-Free Short & Intermediate Bond–Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	55.301

Tax-Free Short & Intermediate Bond-Class C	UBS FINANCIAL SERVICES INC. FBO SOPHIA G. COLOVOS TRUST DTD 1/31/97 EUGENE A WIECHENS SUCC TTEE 445 NE 8TH AVE OCALA FL 34470-5346	8.428

Tax-Free Short & Intermediate Bond-Class C	GREGORY J SCHWARTZ & CO IN FBO DONALD L GUNDLE MARIE J GUNDLE JT TEN/WROS 34411 QUAKER VALLEY FARMINGTON HLS MI 48331	8.626

Tax-Free Short & Intermediate Bond-Class C	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11.834

Tax-Free Short & Intermediate Bond–Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	46.054

Tax-Free Short & Intermediate Bond-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	99.915

Tax-Free Short & Intermediate Bond-Class Y	JOAN M LINVILLE TTEE JOAN M LINVILLE LIVING TRUST U/A DTD 03/22/2001 7896 WINFIELD DR SW BRIGHTON MI 48116	11.952

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
Tax-Free Short & Intermediate Bond-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	87.160

U.S. Government Income Fund-Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	23.867

U.S. Government Income Fund-Class B	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	35.756

U.S. Government Income Fund-Class B	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YORK NY 10001-2483	10.455

U.S. Government Income Fund-Class C	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (97XXX) 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	34.357

U.S. Government Income Fund-Class K	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	99.476

U.S. Government Income Fund-Class Y	CALHOUN & CO C/O COMERICA BANK DETROIT ATTN MUTUAL FUNDS UNIT MC 3446 P O BOX 75000 DETROIT MI 48275-3446	98.783

As of October 1, 2004, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of all of the Funds except the Balanced Fund, Future Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, NetNet Fund and Power Plus Fund. As a result, Comerica Bank may be deemed to have control of one or more of the Funds and may be able to affect the outcome of matters presented for a vote of the shareholders of the Funds. Other shareholders of record with more than 25% of the outstanding shares of the Funds are believed to be held only as nominee.

As of October 1, 2004, MCM’s economic interest in shares of the Funds (excluding shares in which Comerica has an economic interest), which are primarily held for the benefit of its clients, is less than 1% of each Fund’s outstanding shares, except with respect to the Balanced Fund (4.56%), Emerging Markets Fund (1.91%), International Equity Fund (1.74%), International Growth Fund (4.47%), Large-Cap Value Fund (1.13%), Michigan Tax-Free Bond Fund (1.07%), MidCap Select Fund (1.82%), Real Estate Equity Investment Fund (5.28%) and Small-Cap Value Fund (19.28%). Comerica Bank’s

economic interest to the extent greater than 1% in such shares, which are primarily held for the benefit of its customers, is as follows:

Fund Name	Economic Interest (%)
Intermediate Bond Fund	94.9
Tax-Free Short & Intermediate Bond Fund	88.8
Cash Investment Fund	83.6
International Growth Fund	82.2
Michigan Tax-Free Bond Fund	82.0
International Equity Fund	80.3
International Bond Fund	80.1
Bond Fund	80.1
Large-Cap Value Fund	75.4
Tax-Free Bond Fund	75.1
U.S. Government Income Fund	73.6
Real Estate Equity Investment Fund	69.7
Small Company Growth Fund	65.4
Tax-Free Money Market Fund	59.0
Emerging Markets Fund	56.5
MidCap Select Fund	55.3
Multi-Season Growth Fund	53.4
Index 500 Fund	35.5
Small-Cap Value Fund	31.0
Balanced Fund	17.0
Healthcare Fund	3.5
Micro-Cap Equity Fund	3.3

Shareholder Approvals. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectus do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Funds’ Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds’ registration statement, each such statement being qualified in all respects by such reference.

ANNUAL FUND OPERATING EXPENSES

Unless otherwise noted, a Fund’s expense ratio, identified as “Annual Fund Operating Expenses” in the Prospectus expense tables, reflects that Fund’s actual operating expenses for its most recent fiscal year as a percentage of the Fund’s average net assets for the year. Because the percentage is based on a Fund’s “average” net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expense ratios. A Fund with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain of the Trust’s other series), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

FINANCIAL STATEMENTS

The financial statements of the Funds (including when they were Predecessor Funds, if applicable), including the notes thereto, dated June 30, 2004 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Funds, dated as of June 30, 2004. The information under the caption “Financial Highlights” appearing in each Fund’s Prospectus dated October 31, 2004 shows each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations) through June 30, 2004 and has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

- Rated Investments –

Corporate Bonds

From Moody’s Investors Services, Inc. (“Moody’s”) description of its bond ratings:

“Aaa”:

Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”:

Bonds that are rated “Aa” are judged to be of high-quality by all standards. Together with the “Aaa” group they comprise what are generally known as “high-grade” bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”:

Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”:

Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”:

Bonds that are rated “Ba” are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”:

Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”:

Bonds that are rated “Caa” are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to bonds rated “Aa” through “B”. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

From Standard & Poor’s Corporation (“S&P”) description of its bond ratings:

“AAA”:

Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

“AA”:

Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from “AAA” issues by a small degree.

“A”:

Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

“BBB”:

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

“BB,” “B” and “CCC”:

Bonds rated “BB” and “B” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligations. “BB” represents a lower degree of speculation than “B” and “CCC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the “AA” or “A” ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

From Fitch Ratings, Inc. (“Fitch”) description of its bond ratings:

“AAA”:

“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”:

“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”:

“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in economic conditions than is the case for higher ratings.

“BBB”:

“BBB” ratings indicated that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB”:

“BB” ratings indicate that there is a possibility of credit risk developing, particularly as a result of economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”:

“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon sustained, favorable business and economic environment.

“CCC,” “CC” and “C”:

Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business and economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

Commercial Paper

The rating “Prime-1 or P-1” is the highest commercial paper rating assigned by Moody’s. These issuers (or supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return of funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Instruments rated “Prime-2 or P-2” are offered by issuers (or supporting institutions) that have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of “Prime-1” rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more susceptible to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated “A-1” is rated in the highest category assigned by S&P and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated “A-1+.” This indicates that the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Commercial paper rated “A-2” by S&P is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

The highest rating category assigned by Fitch is “F1,” which indicates the strongest capacity for timely payment of financial commitments. Certain obligations may be designated “F1+” to denote any exceptionally strong credit feature. Commercial paper rated “F2” represents a good credit quality with a satisfactory capacity for timely payment of financial commitments, but a margin of safety that is not as great as in the case of the higher ratings.

APPENDIX B

The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds may enter into certain futures transactions and options on futures contracts for hedging purposes. Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Short & Intermediate Bond Fund) may also write call options, buy put options, buy call options and write put options. Such transactions are described in this Appendix.

I.	Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes, Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities, three-month United States Treasury Bills, and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Example of Futures Contract Sale. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury Bonds (“Treasury Bonds”). The Advisor wishes to fix the current market value of the portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Advisor believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury Bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury Bonds might also decline from 98 to 93.

In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury Bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

The Advisor could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

Example of Futures Contract Purchase. The Funds would engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury Bonds. The Advisor wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Advisor believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 91/2%) in four months. The Fund might enter into futures contracts purchases of Treasury Bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or designated on the books of the Fund’s Custodian for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

The Advisor could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II	Index Futures Contracts

General. A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor’s 100 or indices based on an industry or market segment, such as oil and gas stocks.

Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

ANTICIPATORY PURCHASE HEDGE: Buy the Future

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
Anticipate buying $62,500 in Equity Securities	-Day Hedge is Placed- Buying 1 Index Futures at 125 Value of Futures = $62,500/Contract

Buy Equity Securities with Actual Cost = $65,000 Increase in Purchase Price = $2,500	-Day Hedge is Lifted- Sell 1 Index Futures at 130 Value of Futures = $65,000/Contract Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO: Sell the Future

Hedge Objective: Protect Against Declining

Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000

Value of Futures Contract - 125 x $500 =

$62,500 Portfolio Beta Relative to the Index = 1.0

Portfolio	Futures
Anticipate Selling $1,000,000 in Equity Securities	-Day Hedge is Placed- Sell 16 Index Futures at 125 Value of Futures = $1,000,000

Equity Securities - Own Stock with Value = $960,000 Loss in Portfolio Value = $40,000	-Day Hedge is Lifted- Buy 16 Index Futures at 120 Value of Futures = $960,000 Gain on Futures = $40,000

III.	Margin Payments

Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s Custodian in an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor or the Sub-Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.	Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor or the Sub-Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor or the Sub-Advisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline. If this occurs, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or the Sub-Advisor may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Funds is also subject to the Advisor’s or the Sub-Advisor’s ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

V.	Currency Transactions

A Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in this SAI. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Advisor or the Sub-Advisor considers that the Austrian schilling is correlated to the German mark (the “D-mark”), the Fund holds securities denominated in shillings and the Advisor or the Sub-Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor or the Sub-Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will designate liquid, high-grade assets on the books of the Fund’s Custodian to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying currency.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

VI.	Options

Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Short & Intermediate Bond Fund) may write call options, buy put options, buy call options and write put options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign securities, see Currency Transactions above.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The Funds will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by the Fund’s Custodian. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with the Fund’s Custodian. A Fund will limit its investment in uncovered put amount call options purchased or written by the Fund to 33 1/3% of the Fund’s total assets. A Fund will write put options only if they are “secured” by cash or cash equivalents in a segregated account with the Fund’s Custodian in an amount not less than the exercise price of the option at all times during the option period.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

VII.	Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from(call) or sell to(put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VIII.	Other Matters

Accounting for futures contracts will be in accordance with generally accepted accounting principles.

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